UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

AB UNCONSTRAINED BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

OCT    10.31.17

ANNUAL REPORT

AB UNCONSTRAINED BOND FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Unconstrained Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB UNCONSTRAINED BOND FUND | 1

ANNUAL REPORT

December 13, 2017

This report provides management’s discussion of fund performance for AB Unconstrained Bond Fund for the annual reporting period ended October 31, 2017.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	6 Months	12 Months
AB UNCONSTRAINED BOND FUND[1]
Class A Shares[2]	0.50%	4.36%
Class B Shares[3]	-0.03%	3.52%
Class C Shares[2,4]	0.10%	3.56%
Advisor Class Shares[2,4]	0.51%	4.52%
Class R Shares[4]	0.26%	4.02%
Class K Shares[4]	0.32%	4.23%
Class I Shares[2,4]	0.54%	4.56%
Class Z Shares[4]	0.54%	4.57%
Primary benchmark: BofA ML 3-Month US T-Bill Index	0.49%	0.72%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	1.51%	1.23%

1	Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended October 31, 2017, by 0.02% and 0.05%, respectively.

2	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

3	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

4	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its primary benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US Treasury Bill (“T-Bill”) Index, and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended October 31, 2017.

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In the 12-month period, all share classes of the Fund outperformed the primary benchmark, before sales charges. Sector and security selection contributed to relative performance, primarily because of positions in high-yield corporates and non-agency mortgages. The protection that the Fund owns on high-yield corporates took back some of these gains. Currency allocation was also positive, as a beneficial long position in the Czech koruna more than offset a detrimental short in the euro. Country allocation (a result of bottom-up security analysis combined with fundamental research) and yield-curve positioning detracted. Negative returns from positions in the US, UK and eurozone outweighed gains from the Fund’s positioning in Brazil.

In the six-month period, Class A, I, Z and Advisor Class shares of the Fund outperformed the primary benchmark, while Class B, C, R and K shares underperformed, before sales charges. Sector and security selection contributed to relative returns, mainly because of the Fund’s positions in high-yield corporates and non-agency mortgages. Currency positioning was also positive, as gains from a long position in the Czech koruna outweighed losses from shorts in the euro and Canadian dollar. Country and yield-curve positioning detracted, primarily because of positions in Canada, the eurozone and the US, while the Fund’s position in the UK contributed.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. It also utilized currency forwards and currency options, both written and purchased, to hedge foreign currency exposure and to take active currency risk. Purchased and written equity options were used in an effort to add alpha (a measure of how the Fund is performing on a risk-adjusted basis versus its benchmark) through different strategies, including but not limited to relative value, put spreads and call spreads. Credit default swaps, both single name and index, were used to take active risk and hedge investment-grade and high-yield credit risk taken through cash bonds. Total return swaps and variance swaps were used to take active risk and as hedging tools against other active equity-like risks in the Fund, which had an immaterial impact on absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Political events and central bank action had a significant impact on bond markets in the six- and 12-month periods ended October 31, 2017. Donald Trump’s US election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets. However, uncertainty regarding the Trump administration’s ability to implement meaningful change increased through the 12-month period. UK prime minister Theresa May surprised investors when she called for a snap parliamentary election in an effort to firm up the UK’s mandate going into Brexit negotiations. However, the

abfunds.com	AB UNCONSTRAINED BOND FUND | 3

results of the vote increased political uncertainty when May’s Conservative Party failed to secure a majority position. Investors were relieved when centrist, pro-EU candidate Emmanuel Macron was elected president of France, as his reformist agenda was seen as more business friendly than the protectionist policies espoused by his opponent. In June, the US Federal Reserve (the “Fed”) raised interest rates for the third consecutive quarter, hikes that were well-telegraphed and universally anticipated by markets. Late in the period, the Fed formally confirmed that its balance sheet reduction program would start in October, while the European Central Bank announced that it would start to taper the pace of its monthly asset purchases in January 2018.

Emerging-market debt rallied over both periods, helped by a positive global growth story and increasing oil prices. Outside of Europe, developed-market treasury yields generally rose; in the eurozone and UK, yields moved in different directions. Emerging-market local-currency government bonds, developed-market treasuries and investment-grade credit securities all rose in both periods, yet trailed the rally in global high yield. Within high yield, performance was almost uniformly positive, led by the transportation and basic industries sectors, while consumer sectors tended to lag the rising market.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities and derivatives related to fixed-income securities. The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio that includes fixed-income securities of US and non-US companies and US and non-US government securities and supranational entities, including lower-rated securities.

The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund expects that its average portfolio duration will vary normally from negative three years to positive seven years, depending upon the Adviser’s forecast of interest rates and assessment of market risks generally. Duration is a measure of a fixed-income security’s sensitivity to changes in interest rates. The value of a fixed-income security with positive duration will decline if interest rates increase. Conversely, the value of a fixed-income security with negative duration will increase as interest rates increase. The Fund will seek to achieve negative duration through the use of derivatives, such as futures and total return swaps.

The Fund typically maintains at least 50% of its net assets in

(continued on next page)

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investment-grade securities. The Fund may invest up to 50% of its net assets in below investment-grade securities, such as corporate high-yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may utilize, without limit, derivatives, such as options, futures contracts, forwards or swaps, including those on fixed-income and equity securities and foreign currencies.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA ML® 3-Month US T-Bill Index and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month US T-Bill Index measures the performance of Treasury securities maturing in 90 days. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have

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DISCLOSURES AND RISKS (continued)

more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

abfunds.com	AB UNCONSTRAINED BOND FUND | 7

DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/2007 TO 10/31/2017

This chart illustrates the total value of an assumed $10,000 investment in AB Unconstrained Bond Fund Class A shares (from 10/31/2007 to 10/31/2017) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

abfunds.com	AB UNCONSTRAINED BOND FUND | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			2.18%
1 Year	4.36%	-0.05%
5 Years	1.99%	1.12%
10 Years	2.69%	2.25%
CLASS B SHARES			1.49%
1 Year	3.52%	-0.48%
5 Years	1.26%	1.26%
10 Years[2]	2.14%	2.14%
CLASS C SHARES			1.53%
1 Year	3.56%	2.56%
5 Years	1.25%	1.25%
10 Years	1.99%	1.99%
ADVISOR CLASS SHARES[3]			2.53%
1 Year	4.52%	4.52%
5 Years	2.24%	2.24%
10 Years	2.97%	2.97%
CLASS R SHARES[3]			1.71%
1 Year	4.02%	4.02%
5 Years	1.75%	1.75%
10 Years	2.49%	2.49%
CLASS K SHARES[3]			2.05%
1 Year	4.23%	4.23%
5 Years	2.00%	2.00%
10 Years	2.76%	2.76%
CLASS I SHARES[3]			2.50%
1 Year	4.56%	4.56%
5 Years	2.26%	2.26%
10 Years	3.01%	3.01%
CLASS Z SHARES[3]			2.49%
1 Year	4.57%	4.57%
Since Inception[4]	3.12%	3.12%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.08%, 1.82%, 1.82%, 0.82%, 1.49%, 1.18%, 0.78% and 0.79% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expenses (exclusive of interest expense) to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2017.

2	Assumes conversion of Class B shares into Class A shares after eight years.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 11/4/2014.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.57%
5 Years	1.19%
10 Years	2.31%
CLASS B SHARES
1 Year	1.26%
5 Years	1.34%
10 Years[1]	2.21%
CLASS C SHARES
1 Year	4.29%
5 Years	1.33%
10 Years	2.05%
ADVISOR CLASS SHARES[2]
1 Year	6.25%
5 Years	2.32%
10 Years	3.04%
CLASS R SHARES[2]
1 Year	5.76%
5 Years	1.82%
10 Years	2.56%
CLASS K SHARES[2]
1 Year	5.97%
5 Years	2.07%
10 Years	2.83%
CLASS I SHARES[2]
1 Year	6.30%
5 Years	2.33%
10 Years	3.08%
CLASS Z SHARES[2]
1 Year	6.31%
Since Inception[3]	3.31%

1	Assumes conversion of Class B shares into Class A shares after eight years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 11/4/2014.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,005.00	$4.45	0.88%	$4.55	0.90%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%	$4.58	0.90%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 5/1/2017	Ending Account Value 10/31/2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class B
Actual	$1,000	$999.70	$8.17	1.62%	$8.27	1.64%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%	$8.34	1.64%
Class C
Actual	$1,000	$1,001.00	$8.17	1.62%	$8.27	1.64%
Hypothetical**	$1,000	$1,017.04	$8.24	1.62%	$8.34	1.64%
Advisor Class
Actual	$1,000	$1,005.10	$3.18	0.63%	$3.34	0.66%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%	$3.36	0.66%
Class R
Actual	$1,000	$1,002.60	$5.70	1.13%	$5.80	1.15%
Hypothetical**	$1,000	$1,019.51	$5.75	1.13%	$5.85	1.15%
Class K
Actual	$1,000	$1,003.20	$4.44	0.88%	$4.54	0.90%
Hypothetical**	$1,000	$1,020.77	$4.48	0.88%	$4.58	0.90%
Class I
Actual	$1,000	$1,005.40	$3.18	0.63%	$3.29	0.65%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%	$3.31	0.65%
Class Z
Actual	$1,000	$1,005.40	$3.18	0.63%	$3.29	0.65%
Hypothetical**	$1,000	$1,022.03	$3.21	0.63%	$3.31	0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

October 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $306.7

1	All data are as of October 31, 2017. The Fund’s sector type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.3% or less in the following security types: Asset-Backed Securities, Commercial Mortgage-Backed Securities, Common Stocks, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Options Purchased–Puts, Preferred Stocks and Warrants.

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PORTFOLIO SUMMARY (continued)

October 31, 2017 (unaudited)

1	All data are as of October 31, 2017. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries or regions: Australia, Dominican Republic, Ecuador, Eurozone, Finland, Gabon, Germany, Hong Kong, Hungary, Israel, Ivory Coast, Jamaica, Japan, Jersey (Channel Islands), Kuwait, Netherlands, New Zealand, Norway, Qatar, South Africa, Spain, Sweden, Switzerland, Uruguay and Zambia.

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PORTFOLIO OF INVESTMENTS

October 31, 2017

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 18.9%
Industrial – 15.1%
Basic – 1.4%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	29	$30,034
ArcelorMittal 5.75%, 8/05/20		150	162,861
7.25%, 3/01/41		204	250,238
7.50%, 10/15/39		120	149,755
CF Industries, Inc. 7.125%, 5/01/20		150	164,950
FMG Resources August 206 Pty Ltd. 5.125%, 5/15/24(a)		64	65,899
Freeport-McMoRan, Inc. 2.375%, 3/15/18		149	148,958
3.55%, 3/01/22		469	463,848
Graphic Packaging International, Inc. 4.75%, 4/15/21		60	63,343
Grinding Media, Inc./Moly-Cop AltaSteel Ltd. 7.375%, 12/15/23(a)		44	47,837
Huntsman International LLC 4.875%, 11/15/20		100	105,098
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)		161	181,442
Lecta SA 6.50%, 8/01/23(a)	EUR	104	128,306
Momentive Performance Materials, Inc. 3.88%, 10/24/21	U.S.$	650	675,598
8.875%, 10/15/20(b)(c)(d)(e)		650	– 0	–
Multi-Color Corp. 4.875%, 11/01/25(a)		57	57,496
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		12	12,377
Novelis Corp. 6.25%, 8/15/24(a)		90	95,176
Peabody Energy Corp. 6.00%, 11/15/18(b)(c)(d)(f)		396	– 0	–
Plastipak Holdings, Inc. 6.25%, 10/15/25(a)		42	42,836
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, 7/15/23(a)		150	155,847
7.00%, 7/15/24(a)		87	92,947
Sealed Air Corp. 6.875%, 7/15/33(a)		442	517,140

abfunds.com	AB UNCONSTRAINED BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Steel Dynamics, Inc. 5.125%, 10/01/21	U.S.$	90	$92,497
Teck Resources Ltd. 5.40%, 2/01/43		538	545,089
8.50%, 6/01/24(a)		22	25,189
United States Steel Corp. 8.375%, 7/01/21(a)		134	147,090

			4,421,851

Capital Goods – 0.6%
Apex Tool Group LLC 7.00%, 2/01/21(a)		70	66,140
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.75%, 5/15/24(a)	EUR	280	364,889
Ball Corp. 5.00%, 3/15/22	U.S.$	120	129,316
Bombardier, Inc. 5.75%, 3/15/22(a)		447	443,964
6.00%, 10/15/22(a)		70	69,085
BWAY Holding Co. 5.50%, 4/15/24(a)		156	162,514
Exide Technologies 11.00%, 4/30/22(b)(g)(h)		110	93,500
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		62	63,738
GFL Environmental, Inc. 5.625%, 5/01/22(a)		29	30,128
9.875%, 2/01/21(a)		86	91,835
KLX, Inc. 5.875%, 12/01/22(a)		123	128,663
TransDigm, Inc. 6.00%, 7/15/22		150	156,222
6.50%, 7/15/24		67	69,092

			1,869,086

Communications - Media – 2.2%
Altice Financing SA 6.625%, 2/15/23(a)		420	442,097
Altice Finco SA 4.75%, 1/15/28	EUR	100	117,795
Altice US Finance I Corp. 5.375%, 7/15/23(a)	U.S.$	200	208,997
AMC Networks, Inc. 5.00%, 4/01/24		21	21,385
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 3/01/23(a)		218	221,148
5.00%, 2/01/28(a)		285	282,849

18 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.125%, 2/15/23	U.S.$	244	$251,637
5.875%, 5/01/27(a)		91	95,361
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, 11/15/22		353	365,303
CSC Holdings LLC 5.25%, 6/01/24		195	194,482
6.75%, 11/15/21		116	127,849
10.875%, 10/15/25(a)		173	212,404
DISH DBS Corp. 5.875%, 7/15/22		520	523,826
6.75%, 6/01/21		150	157,469
iHeartCommunications, Inc. 9.00%, 12/15/19-3/01/21		571	415,367
Lamar Media Corp. 5.00%, 5/01/23		92	94,990
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(a)		510	514,133
Netflix, Inc. 4.375%, 11/15/26(a)		77	75,545
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)		43	42,028
SFR Group SA 6.00%, 5/15/22(a)		200	208,549
7.375%, 5/01/26(a)		450	484,183
Sirius XM Radio, Inc. 3.875%, 8/01/22(a)		185	188,512
6.00%, 7/15/24(a)		85	90,866
TEGNA, Inc. 6.375%, 10/15/23		247	262,692
Time, Inc. 5.75%, 4/15/22(a)		32	32,238
7.50%, 10/15/25(a)		74	74,346
Univision Communications, Inc. 5.125%, 5/15/23(a)		123	124,346
Urban One, Inc. 7.375%, 4/15/22(a)		37	37,370
9.25%, 2/15/20(a)		155	146,188
Virgin Media Receivables Financing Notes I DAC 5.50%, 9/15/24(a)	GBP	100	138,351
Virgin Media Secured Finance PLC 4.875%, 1/15/27(a)		166	229,260
Ziggo Bond Finance BV 5.875%, 1/15/25(a)	U.S.$	220	227,342

			6,608,908

abfunds.com	AB UNCONSTRAINED BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 1.8%
CenturyLink, Inc. Series S 6.45%, 6/15/21	U.S.$	60	$63,358
Series T 5.80%, 3/15/22		464	470,855
Series U 7.65%, 3/15/42		103	93,586
Embarq Corp. 7.995%, 6/01/36		105	105,998
Frontier Communications Corp. 7.625%, 4/15/24		630	480,554
8.75%, 4/15/22		134	110,410
10.50%, 9/15/22		55	48,070
Intelsat Jackson Holdings SA 5.50%, 8/01/23		88	74,805
7.25%, 10/15/20		93	89,301
7.50%, 4/01/21		266	252,646
9.50%, 9/30/22(a)		119	139,867
9.75%, 7/15/25(a)		129	129,118
Level 3 Financing, Inc. 5.375%, 8/15/22		144	148,349
Qwest Corp. 6.75%, 12/01/21		67	74,152
SoftBank Group Corp. 4.50%, 4/15/20(a)		200	206,485
Sprint Communications, Inc. 7.00%, 3/01/20(a)		521	564,648
Sprint Corp. 7.25%, 9/15/21		58	63,213
7.625%, 2/15/25		423	463,221
7.875%, 9/15/23		266	297,558
T-Mobile USA, Inc. 6.00%, 4/15/24		128	137,014
6.375%, 3/01/25		153	165,204
6.836%, 4/28/23		310	327,119
Telecom Italia Capital SA 7.20%, 7/18/36		313	388,685
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		358	362,388
Wind Tre SpA Series X 5.00%, 1/20/26		200	201,240
Windstream Services LLC 6.375%, 8/01/23		193	140,635
7.75%, 10/01/21		45	34,172

20 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Zayo Group LLC/Zayo Capital, Inc. 6.00%, 4/01/23	U.S.$	52	$54,793

			5,687,444

Consumer Cyclical - Automotive – 0.2%
Dana Financing Luxembourg SARL 6.50%, 6/01/26(a)		178	193,570
Exide Technologies 7.00%, 4/30/25(b)(g)(h)(i)		251	152,118
Goodyear Tire & Rubber Co. (The) 5.125%, 11/15/23		152	156,583
Meritor, Inc. 6.25%, 2/15/24		70	74,805

			577,076

Consumer Cyclical - Entertainment – 0.1%
NCL Corp., Ltd. 4.75%, 12/15/21(a)		90	93,568
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		84	90,139

			183,707

Consumer Cyclical - Other – 1.8%
Beazer Homes USA, Inc. 8.75%, 3/15/22		482	535,306
CalAtlantic Group, Inc. 5.875%, 11/15/24		302	335,562
Eldorado Resorts, Inc. 6.00%, 4/01/25		38	40,177
K. Hovnanian Enterprises, Inc. 10.00%, 7/15/22(a)		108	118,022
10.50%, 7/15/24(a)		108	120,237
Lennar Corp. 4.50%, 6/15/19-4/30/24		885	908,829
MDC Holdings, Inc. 6.00%, 1/15/43		361	349,563
Meritage Homes Corp. 7.00%, 4/01/22		340	389,371
MGM Resorts International 6.75%, 10/01/20		172	189,509
PulteGroup, Inc. 5.00%, 1/15/27		754	792,450
7.875%, 6/15/32		220	272,011
RSI Home Products, Inc. 6.50%, 3/15/23(a)		280	293,681
Scientific Games International, Inc. 7.00%, 1/01/22(a)		70	74,048

abfunds.com	AB UNCONSTRAINED BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)	U.S.$	789	$818,030
Standard Industries, Inc./NJ 5.50%, 2/15/23(a)		180	190,436
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		43	41,902
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		165	172,588

			5,641,722

Consumer Cyclical - Retailers – 0.4%
Dollar Tree, Inc. 5.75%, 3/01/23		60	63,089
FirstCash, Inc. 5.375%, 6/01/24(a)		16	16,742
Group 1 Automotive, Inc. 5.00%, 6/01/22		154	158,773
JC Penney Corp., Inc. 5.875%, 7/01/23(a)		31	29,744
L Brands, Inc. 6.875%, 11/01/35		73	72,479
6.95%, 3/01/33		260	255,489
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)		191	112,690
8.75% (8.75% Cash or 9.50% PIK), 10/15/21(a)(g)		155	83,716
Penske Automotive Group, Inc. 3.75%, 8/15/20		130	132,613
PetSmart, Inc. 7.125%, 3/15/23(a)		67	51,253
Sonic Automotive, Inc. 5.00%, 5/15/23		139	136,915
6.125%, 3/15/27		48	49,744

			1,163,247

Consumer Non-Cyclical – 2.0%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 6.625%, 6/15/24		258	241,929
Catalent Pharma Solutions, Inc. 4.875%, 1/15/26(a)		25	25,374
CHS/Community Health Systems, Inc. 5.125%, 8/01/21		66	64,313
6.875%, 2/01/22		230	167,427
7.125%, 7/15/20		359	311,399

22 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DaVita, Inc. 5.00%, 5/01/25	U.S.$	130	$128,480
5.75%, 8/15/22		32	32,989
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		298	241,380
Endo Finance LLC/Endo Finco, Inc. 5.375%, 1/15/23(a)		40	32,232
Envision Healthcare Corp. 5.625%, 7/15/22		170	173,390
HCA Healthcare, Inc. 6.25%, 2/15/21		88	94,695
HCA, Inc. 4.75%, 5/01/23		170	177,854
5.875%, 3/15/22		655	716,674
6.50%, 2/15/20		230	248,309
7.58%, 9/15/25		65	72,925
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		461	482,754
LifePoint Health, Inc. 5.375%, 5/01/24		41	41,153
5.875%, 12/01/23		127	130,826
Mallinckrodt International Finance SA 4.75%, 4/15/23		38	32,204
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		278	249,902
5.625%, 10/15/23(a)		20	18,708
MEDNAX, Inc. 5.25%, 12/01/23(a)		185	193,113
Post Holdings, Inc. 5.75%, 3/01/27(a)		190	197,712
Spectrum Brands, Inc. 6.625%, 11/15/22		90	93,691
Tenet Healthcare Corp. 4.50%, 4/01/21		313	316,194
6.00%, 10/01/20		148	156,142
6.75%, 6/15/23		227	213,131
8.125%, 4/01/22		130	130,598
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(a)		188	184,724
5.50%, 3/01/23-11/01/25(a)		332	303,677
5.625%, 12/01/21(a)		565	516,660
5.875%, 5/15/23(a)		85	71,825

			6,062,384

abfunds.com	AB UNCONSTRAINED BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 2.1%
Antero Resources Corp. 5.00%, 3/01/25	U.S.$	65	$66,158
5.125%, 12/01/22		49	50,313
5.625%, 6/01/23		154	161,004
Bill Barrett Corp. 7.00%, 10/15/22		43	41,873
8.75%, 6/15/25		5	4,927
California Resources Corp. 5.50%, 9/15/21		45	26,606
6.00%, 11/15/24		51	23,651
8.00%, 12/15/22(a)		223	147,180
Carrizo Oil & Gas, Inc. 6.25%, 4/15/23		73	74,184
8.25%, 7/15/25		19	20,444
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25		172	186,089
7.00%, 6/30/24		180	205,692
Cheniere Energy Partners LP 5.25%, 10/01/25(a)		82	84,417
Cheniere Energy, Inc. 4.875%, 5/28/21(a)(b)(g)(i)		61	59,489
Chesapeake Energy Corp. 6.125%, 2/15/21		268	270,668
6.625%, 8/15/20		31	32,011
Continental Resources, Inc./OK 3.80%, 6/01/24		165	160,727
5.00%, 9/15/22		85	86,127
Denbury Resources, Inc. 5.50%, 5/01/22		150	93,750
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		154	115,885
5.70%, 10/15/39		212	178,846
7.875%, 8/15/25		23	24,601
Energy Transfer Equity LP 4.25%, 3/15/23		197	200,400
5.875%, 1/15/24		310	336,707
Ensco PLC 4.50%, 10/01/24		138	113,261
5.20%, 3/15/25		138	116,162
EP Energy LLC/Everest Acquisition Finance, Inc. 8.00%, 2/15/25(a)		150	110,813
9.375%, 5/01/20		103	86,554
Genesis Energy LP/Genesis Energy Finance Corp. 6.75%, 8/01/22		22	22,703

24 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Golden Energy Offshore Services AS 5.00%, 12/31/17(b)(h)	NOK	7,579	$417,546
Gulfport Energy Corp. 6.00%, 10/15/24	U.S.$	70	70,331
6.375%, 5/15/25		72	72,785
6.375%, 1/15/26(a)		52	52,604
Murphy Oil Corp. 4.00%, 6/01/22		59	58,725
6.875%, 8/15/24		76	81,793
Murphy Oil USA, Inc. 5.625%, 5/01/27		5	5,329
Nabors Industries, Inc. 4.625%, 9/15/21		82	79,142
5.50%, 1/15/23		183	175,779
Noble Holding International Ltd. 5.25%, 3/15/42		70	44,275
6.20%, 8/01/40		63	42,604
7.70%, 4/01/25(j)		139	121,101
7.75%, 1/15/24		143	127,584
Oasis Petroleum, Inc. 6.875%, 3/15/22		62	63,614
QEP Resources, Inc. 5.25%, 5/01/23		202	199,063
Range Resources Corp. 5.00%, 8/15/22-3/15/23		204	202,615
5.875%, 7/01/22		6	6,165
Rowan Cos., Inc. 7.375%, 6/15/25		40	40,113
Sanchez Energy Corp. 6.125%, 1/15/23		69	57,846
7.75%, 6/15/21		10	9,302
SandRidge Energy, Inc. 8.125%, 10/15/22(b)(c)(d)(f)		665	– 0	–
SemGroup Corp. 6.375%, 3/15/25(a)		35	34,547
7.25%, 3/15/26(a)		32	32,636
SM Energy Co. 5.00%, 1/15/24		35	33,537
6.50%, 11/15/21-1/01/23		194	197,063
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.125%, 11/15/19		96	97,085
Transocean, Inc. 6.80%, 3/15/38		261	212,457
7.50%, 1/15/26(a)		39	40,195
9.00%, 7/15/23(a)		279	303,406

abfunds.com	AB UNCONSTRAINED BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 8.75%, 4/15/23(a)	U.S.$	65	$63,549
Weatherford International Ltd. 5.875%, 7/01/21(i)		77	77,425
7.75%, 6/15/21		147	151,600
9.875%, 2/15/24		34	36,376
Whiting Petroleum Corp. 5.75%, 3/15/21		34	34,145
WPX Energy, Inc. 7.50%, 8/01/20		100	108,707

			6,452,286

Other Industrial – 0.2%
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)		68	72,282
American Tire Distributors, Inc. 10.25%, 3/01/22(a)		182	189,775
Belden, Inc. 5.50%, 4/15/23(a)	EUR	100	122,356
H&E Equipment Services, Inc. 5.625%, 9/01/25(a)	U.S.$	27	28,480
HRG Group, Inc. 7.875%, 7/15/19		182	183,976
Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	100	139,106

			735,975

Services – 0.6%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	179	178,468
APX Group, Inc. 8.75%, 12/01/20		450	460,992
CSVC Acquisition Corp. 7.75%, 6/15/25(a)		75	73,228
DB Master Finance LLC Series 2017-1A, Class A2I 3.629%, 11/20/47(a)(b)		72	72,382
GEO Group, Inc. (The) 5.875%, 1/15/22		94	97,138
iPayment, Inc. 10.75%, 4/15/24(a)		100	112,647
KAR Auction Services, Inc. 5.125%, 6/01/25(a)		28	28,984
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		135	139,016

26 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)	U.S.$	313	$346,844
Sabre GLBL, Inc. 5.25%, 11/15/23(a)		66	69,095
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		207	190,741

			1,769,535

Technology – 1.1%
Ascend Learning LLC 6.875%, 8/01/25(a)		18	18,851
Avaya, Inc. 10.50%, 3/01/21(a)(b)(c)(k)		1,062	63,720
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		655	672,111
Boxer Parent Co., Inc. 9.00% (9.00% Cash or 9.75% PIK), 10/15/19(a)(g)		175	175,086
Conduent Finance, Inc./Conduent Business Services LLC 10.50%, 12/15/24(a)		135	159,701
CURO Financial Technologies Corp. 12.00%, 3/01/22(a)		56	61,290
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		62	64,845
7.125%, 6/15/24(a)		289	319,172
First Data Corp. 5.00%, 1/15/24(a)		96	99,839
Infor US, Inc. 6.50%, 5/15/22		470	489,966
Nokia Oyj 3.375%, 6/12/22		38	37,872
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		200	208,962
Quintiles IMS, Inc. 3.25%, 3/15/25(a)	EUR	213	257,453
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)	U.S.$	136	154,774
Western Digital Corp. 10.50%, 4/01/24		411	482,240

			3,265,882

Transportation - Services – 0.6%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.50%, 4/01/23		468	469,597
6.375%, 4/01/24(a)		397	412,384

abfunds.com	AB UNCONSTRAINED BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CEVA Group PLC 9.00%, 9/01/21(a)	U.S.$	217	$199,719
Herc Rentals, Inc. 7.50%, 6/01/22(a)		72	77,937
7.75%, 6/01/24(a)		134	147,032
Hertz Corp. (The) 5.50%, 10/15/24(a)		35	31,607
5.875%, 10/15/20		24	23,853
7.375%, 1/15/21		240	240,925
Loxam SAS 4.25%, 4/15/24(a)	EUR	100	124,977
United Rentals North America, Inc. 5.50%, 7/15/25-5/15/27	U.S.$	256	274,285

			2,002,316

			46,441,419

Financial Institutions – 3.4%
Banking – 2.4%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(a)(l)	EUR	200	265,586
Ally Financial, Inc. 4.125%, 3/30/20	U.S.$	432	446,391
8.00%, 11/01/31		270	355,206
Banco Bilbao Vizcaya Argentaria SA 8.875%, 4/14/21(a)(l)	EUR	200	279,880
Barclays PLC 8.00%, 12/15/20(l)		200	269,782
Credit Suisse Group AG 6.25%, 12/18/24(a)(l)	U.S.$	208	227,589
Goldman Sachs Group, Inc. (The) Series P 5.00%, 11/10/22(l)		89	88,984
Intesa Sanpaolo SpA 3.928%, 9/15/26(a)	EUR	180	232,766
National Westminster Bank PLC 1.82% (EURIBOR 3 Month + 2.15%), 1/05/18(l)(m)		200	226,211
Royal Bank of Scotland Group PLC 2.001% (EURIBOR 3 Month + 2.33%), 12/31/17(a)(l)(m)		50	56,714
Series U 3.655% (LIBOR 3 Month + 2.32%), 9/30/27(l)(m)	U.S.$	3,400	3,307,670
Standard Chartered PLC 2.888% (LIBOR 3 Month + 1.51%), 1/30/27(a)(l)(m)		1,200	1,040,701
7.50%, 4/02/22(a)(l)		335	367,268

28 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UBS Group AG 7.00%, 2/19/25(a)(l)	U.S.$	200	$229,225

			7,393,973

Brokerage – 0.0%
Lehman Brothers Holdings, Inc. Zero Coupon, 1/12/12(b)(c)(n)		440	29,150
Zero Coupon (LIBOR 3 Month + 0.14%), 5/25/10(b)(c)(m)(n)		435	28,819
LPL Holdings, Inc. 5.75%, 9/15/25(a)		59	61,372

			119,341

Finance – 0.7%
Enova International, Inc. 9.75%, 6/01/21		121	129,002
goeasy Ltd. 7.875%, 11/01/22(a)		28	28,638
Lincoln Finance Ltd. 7.375%, 4/15/21(a)		200	211,239
Navient Corp. 5.875%, 3/25/21		660	693,632
6.50%, 6/15/22		60	63,764
6.625%, 7/26/21		752	805,550
OneMain Financial Holdings LLC 6.75%, 12/15/19(a)		60	62,136
SLM Corp. 5.125%, 4/05/22		31	32,126

			2,026,087

Insurance – 0.1%
Genworth Holdings, Inc. 7.20%, 2/15/21		66	63,098
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		156	197,876
WellCare Health Plans, Inc. 5.25%, 4/01/25		61	64,380

			325,354

Other Finance – 0.1%
Intrum Justitia AB 2.75%, 7/15/22(a)	EUR	100	119,416
LHC3 PLC 4.125%, 8/15/24(a)(g)		100	120,410
VFH Parent LLC/Orchestra Co-Issuer, Inc. 6.75%, 6/15/22(a)	U.S.$	8	8,315

			248,141

abfunds.com	AB UNCONSTRAINED BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
MPT Operating Partnership LP/MPT Finance Corp. 5.00%, 10/15/27	U.S.$	14	$14,357
5.25%, 8/01/26		86	89,552
5.50%, 5/01/24		63	66,574
SBA Communications Corp. 4.00%, 10/01/22(a)		41	41,558

			212,041

			10,324,937

Utility – 0.4%
Electric – 0.4%
Calpine Corp. 5.375%, 1/15/23		86	83,601
5.75%, 1/15/25		280	265,629
ContourGlobal Power Holdings SA 5.125%, 6/15/21(a)	EUR	164	200,301
Dynegy, Inc. 7.375%, 11/01/22	U.S.$	236	253,371
7.625%, 11/01/24		64	69,920
Talen Energy Supply LLC 4.625%, 7/15/19(a)		49	49,505
6.50%, 5/01/18		180	182,701

			1,105,028

Total Corporates – Non-Investment Grade (cost $56,763,434)			57,871,384

COLLATERALIZED MORTGAGE OBLIGATIONS – 12.6%
Risk Share Floating Rate – 6.6%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.738% (LIBOR 1 Month + 6.50%), 4/25/26(h)(m)		2,391	2,452,076
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN3, Class M3 5.238% (LIBOR 1 Month + 4.00%), 8/25/24(m)		3,582	3,870,748
Series 2015-DNA1, Class B 10.438% (LIBOR 1 Month + 9.20%), 10/25/27(m)		498	657,896
Series 2015-HQ1, Class B 11.988% (LIBOR 1 Month + 10.75%), 3/25/25(m)		1,161	1,579,559

30 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 11/25/24(m)	U.S.$	1,191	$1,337,625
Series 2015-C01, Class 1M2 5.538% (LIBOR 1 Month + 4.30%), 2/25/25(m)		672	722,877
Series 2015-C02, Class 1M2 5.238% (LIBOR 1 Month + 4.00%), 5/25/25(m)		802	859,816
Series 2015-C03, Class 1M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(m)		615	679,712
Series 2015-C03, Class 2M2 6.238% (LIBOR 1 Month + 5.00%), 7/25/25(m)		3,929	4,295,136
Series 2015-C04, Class 1M2 6.938% (LIBOR 1 Month + 5.70%), 4/25/28(m)		1,003	1,130,261
Series 2015-C04, Class 2M2 6.788% (LIBOR 1 Month + 5.55%), 4/25/28(m)		1,521	1,686,267
Series 2016-C02, Class 1M2 7.238% (LIBOR 1 Month + 6.00%), 9/25/28(m)		749	865,562

			20,137,535

Non-Agency Fixed Rate – 4.1%
Alternative Loan Trust Series 2005-11CB, Class 2A7 5.50%, 6/25/35		883	863,849
Series 2005-86CB, Class A8 5.50%, 2/25/36		511	471,574
Series 2005-J14, Class A7 5.50%, 12/25/35		293	248,739
Series 2006-16CB, Class A6 6.00%, 6/25/36		1,732	1,417,813
Series 2006-24CB, Class A1 6.00%, 6/25/36		820	702,796
Series 2006-24CB, Class A11 5.75%, 6/25/36		456	384,808
Series 2006-32CB, Class A5 6.00%, 11/25/36		1,198	1,079,751
Series 2006-J1, Class 1A11 5.50%, 2/25/36		527	479,848

abfunds.com	AB UNCONSTRAINED BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCAP LLC Trust Series 2009-RR10, Class 10A2 6.00%, 1/26/38(a)	U.S.$	2,571	$2,090,705
CitiMortgage Alternative Loan Trust Series 2006-A4, Class 1A3 6.00%, 9/25/36		239	228,962
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-6, Class A1 6.00%, 4/25/36		492	432,802
Series 2006-9, Class A2 6.00%, 5/25/36		664	562,857
Series 2007-4, Class 1A39 6.00%, 5/25/37		372	303,669
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		515	462,101
JP Morgan Mortgage Trust Series 2007-S3, Class 1A45 6.00%, 8/25/37		1,430	1,264,860
Morgan Stanley Mortgage Loan Trust Series 2007-6XS, Class 2A5S 6.00%, 2/25/47		824	570,434
Residential Accredit Loans, Inc. Trust Series 2005-QA10, Class A31 4.28%, 9/25/35		314	264,319
Wells Fargo Mortgage Backed Securities Trust Series 2005-17, Class 2A1 5.50%, 1/25/36		401	399,597
Series 2007-8, Class 2A6 6.00%, 7/25/37		226	226,601
Series 2007-10, Class 1A7 6.00%, 7/25/37		312	310,521

			12,766,606

Agency Fixed Rate – 1.3%
Federal National Mortgage Association REMICs Series 2016-26, Class IO 5.00%, 5/25/46(o)		2,914	596,195
Series 2016-33, Class NI 5.00%, 7/25/34(o)		5,774	1,216,167
Government National Mortgage Association Series 2016-47, Class IK 4.00%, 4/20/46(o)		4,539	837,571
Series 2016-111, Class PI 3.50%, 6/20/45(o)		8,090	1,244,143

			3,894,076

32 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.6%
Alternative Loan Trust Series 2006-19CB, Class A3 6.00% (LIBOR 1 Month + 1.00%), 8/25/36(m)	U.S.$	1,379	$1,234,008
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.428% (LIBOR 1 Month + 0.19%), 12/25/36(m)		557	350,025
GreenPoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.944% (12MTA + 2.00%), 3/25/36(m)		223	206,336

			1,790,369

Total Collateralized Mortgage Obligations (cost $37,590,923)			38,588,586

GOVERNMENTS – TREASURIES – 7.5%
Malaysia – 0.5%
Malaysia Government Bond Series 511 3.58%, 9/28/18	MYR	6,710	1,591,818

South Africa – 0.2%
Republic of South Africa Government Bond Series R213 7.00%, 2/28/31	ZAR	10,492	593,530

United States – 6.7%
U.S. Treasury Bonds 2.50%, 5/15/46	U.S.$	405	375,258
3.75%, 11/15/43		2,372	2,771,767
U.S. Treasury Notes 1.50%, 12/31/18(p)		5,743	5,743,200
1.625%, 5/15/26(p)		12,185	11,518,633

			20,408,858

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	8,615	295,387

Total Governments – Treasuries (cost $23,303,694)			22,889,593

INFLATION-LINKED SECURITIES – 6.2%
Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	1,150	1,175,233

abfunds.com	AB UNCONSTRAINED BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 5.8%
U.S. Treasury Inflation Index 0.375%, 1/15/27 (TIPS)	U.S.$	17,985	$17,748,398

Total Inflation-Linked Securities (cost $18,799,166)			18,923,631

CORPORATES – INVESTMENT GRADE – 4.6%
Industrial – 2.5%
Basic – 0.4%
Anglo American Capital PLC 3.75%, 4/10/22(a)		220	226,536
Equate Petrochemical BV 3.00%, 3/03/22(a)		653	646,797
LYB International Finance II BV 1.875%, 3/02/22	EUR	100	123,146
Monsanto Co. 3.375%, 7/15/24	U.S.$	96	98,081
Southern Copper Corp. 3.875%, 4/23/25		94	97,760

			1,192,320

Capital Goods – 0.2%
CNH Industrial Capital LLC 4.375%, 4/05/22		91	96,603
4.875%, 4/01/21		211	225,019
Embraer Netherlands Finance BV 5.40%, 2/01/27		99	106,079
Republic Services, Inc. 5.25%, 11/15/21		200	220,534
Rolls-Royce PLC 2.125%, 6/18/21(a)	EUR	129	161,264

			809,499

Communications - Media – 0.1%
21st Century Fox America, Inc. 4.00%, 10/01/23	U.S.$	77	81,471
CBS Corp. 3.70%, 8/15/24		93	96,217
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		91	96,773
Time Warner, Inc. 4.05%, 12/15/23		58	61,156
Viacom, Inc. 4.375%, 3/15/43		150	127,661

			463,278

34 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.1%
AT&T, Inc. 3.90%, 8/14/27	U.S.$	61	$60,742
5.45%, 3/01/47		93	97,021

			157,763

Consumer Cyclical - Automotive – 0.1%
FCE Bank PLC 1.615%, 5/11/23(a)	EUR	118	144,191
General Motors Financial Co., Inc. 0.955%, 9/07/23(a)		141	165,094
Volkswagen International Finance NV Series 4Y 0.50%, 3/30/21(a)		100	117,888

			427,173

Consumer Cyclical - Entertainment – 0.1%
Carnival Corp. 1.875%, 11/07/22		128	160,312
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18	U.S.$	91	92,720

			253,032

Consumer Cyclical - Retailers – 0.1%
AutoNation, Inc. 4.50%, 10/01/25		130	137,597
AutoZone, Inc. 3.25%, 4/15/25		165	165,708

			303,305

Consumer Non-Cyclical – 0.3%
Altria Group, Inc. 9.25%, 8/06/19		34	38,233
Coca-Cola European Partners PLC 0.75%, 2/24/22(a)	EUR	136	161,968
Fresenius Medical Care US Finance II, Inc. 4.125%, 10/15/20(a)	U.S.$	93	96,928
General Mills, Inc. 2.10%, 11/16/20	EUR	155	191,240
McKesson Corp. 0.625%, 8/17/21		138	163,096
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26	U.S.$	171	151,323
Zimmer Biomet Holdings, Inc. 3.55%, 4/01/25		126	128,174

			930,962

abfunds.com	AB UNCONSTRAINED BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.3%
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 6.25%, 10/15/22	U.S.$	26	$27,673
Cenovus Energy, Inc. 4.25%, 4/15/27(a)		135	135,170
EQT Corp. 8.125%, 6/01/19		35	38,216
Husky Energy, Inc. 7.25%, 12/15/19		84	92,422
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		76	97,707
Marathon Oil Corp. 6.80%, 3/15/32		77	91,048
Marathon Petroleum Corp. 4.75%, 9/15/44		98	99,139
Plains All American Pipeline LP/PAA Finance Corp. 8.75%, 5/01/19		345	375,692
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875%, 10/01/20		155	157,712

			1,114,779

Services – 0.1%
eBay, Inc. 3.60%, 6/05/27		163	163,006
Expedia, Inc. 3.80%, 2/15/28(a)		70	68,118

			231,124

Technology – 0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	30,000
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		203	226,625
8.35%, 7/15/46(a)		47	60,742
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(q)		59	62,835
Micron Technology, Inc. 7.50%, 9/15/23		307	340,014
Motorola Solutions, Inc. 7.50%, 5/15/25		181	219,889
Seagate HDD Cayman 4.75%, 1/01/25		99	98,239
Western Digital Corp. 7.375%, 4/01/23(a)		321	351,001

36 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Xerox Corp. 3.625%, 3/15/23	U.S.$	130	$128,312

			1,517,657

Transportation - Airlines – 0.1%
Ryanair DAC 1.125%, 3/10/23(a)	EUR	138	164,462

Transportation - Services – 0.1%
FedEx Corp. 1.00%, 1/11/23		136	162,090

			7,727,444

Financial Institutions – 1.7%
Banking – 1.0%
American Express Credit Corp. 0.625%, 11/22/21		109	129,333
BPCE SA 5.70%, 10/22/23(a)	U.S.$	200	223,330
Citigroup, Inc. 0.75%, 10/26/23(a)	EUR	139	162,424
Cooperatieve Rabobank UA 11.00%, 6/30/19(a)(l)	U.S.$	75	85,139
Series G 0.50%, 12/06/22(a)	EUR	50	59,031
Credit Suisse Group Funding Guernsey Ltd. 1.25%, 4/14/22(a)		100	120,463
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)		131	162,820
2.35%, 11/15/21	U.S.$	693	685,547
HSBC Holdings PLC 6.00%, 9/29/23(a)(l)	EUR	200	275,464
Lloyds Banking Group PLC 1.00%, 11/09/23(a)		110	130,129
Macquarie Group Ltd. 7.625%, 8/13/19(a)	U.S.$	115	125,430
Morgan Stanley 5.00%, 11/24/25		88	96,309
Series G 5.50%, 7/24/20		175	189,740
Santander Holdings USA, Inc. 4.40%, 7/13/27(a)		64	65,925
SMFG Preferred Capital USD 3 Ltd. 9.50%, 7/25/18(a)(l)		100	105,210
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		358	358,115

			2,974,409

abfunds.com	AB UNCONSTRAINED BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19	U.S.$	117	$123,012
Santander Consumer Finance SA 0.90%, 2/18/20(a)	EUR	100	118,800

			241,812

Insurance – 0.4%
Aetna, Inc. 6.75%, 12/15/37	U.S.$	257	341,752
Allied World Assurance Co. Holdings Ltd. 5.50%, 11/15/20		180	193,441
Anthem, Inc. 7.00%, 2/15/19		45	47,800
Berkshire Hathaway, Inc. 0.625%, 1/17/23	EUR	138	163,232
Chubb Corp. (The) 3.609% (LIBOR 3 Month + 2.25%), 4/15/37(m)	U.S.$	98	97,554
Cigna Corp. 5.125%, 6/15/20		90	96,387
Humana, Inc. 6.30%, 8/01/18		25	25,828
Lincoln National Corp. 8.75%, 7/01/19		15	16,591
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		165	275,761
Prudential Financial, Inc. 5.625%, 6/15/43		57	61,899

			1,320,245

REITS – 0.2%
American Tower Corp. 5.05%, 9/01/20		140	150,399
DDR Corp. 3.90%, 8/15/24		65	65,450
Sabra Health Care LP/Sabra Capital Corp. 5.50%, 2/01/21		90	92,915
VEREIT Operating Partnership LP 4.875%, 6/01/26		88	94,048
Welltower, Inc. 4.95%, 1/15/21		86	92,148
Weyerhaeuser Co. 7.375%, 3/15/32		204	283,336

			778,296

			5,314,762

38 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utility – 0.4%
Electric – 0.1%
Exelon Corp. 5.15%, 12/01/20	U.S.$	180	$193,564
TECO Finance, Inc. 5.15%, 3/15/20		55	58,381

			251,945

Natural Gas – 0.3%
GNL Quintero SA 4.634%, 7/31/29(a)		836	870,510

			1,122,455

Total Corporates – Investment Grade (cost $13,473,459)			14,164,661

AGENCIES – 2.4%
Agency Debentures – 2.4%
Federal National Mortgage Association 1.875%, 9/24/26 (cost $7,551,754)		7,595	7,202,513

EMERGING MARKETS – TREASURIES – 1.4%
Argentina – 0.4%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	10,059	593,278
16.00%, 10/17/23		10,316	587,617

			1,180,895

Brazil – 0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	3,105	973,857

Dominican Republic – 0.2%
Dominican Republic International Bond 15.95%, 6/04/21(h)	DOP	27,000	679,540

Turkey – 0.5%
Turkey Government Bond 11.00%, 2/24/27	TRY	5,670	1,450,176

Total Emerging Markets – Treasuries (cost $4,767,868)			4,284,468

abfunds.com	AB UNCONSTRAINED BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 1.0%
Industrial – 1.0%
Basic – 0.1%
First Quantum Minerals Ltd. 7.25%, 4/01/23(a)	U.S.$	200	$211,996

Communications - Telecommunications – 0.1%
Digicel Group Ltd. 8.25%, 9/30/20(a)		335	331,650

Consumer Non-Cyclical – 0.0%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(c)(h)(k)		804	41,204

Energy – 0.8%
Petrobras Global Finance BV 5.999%, 1/27/28(a)		1,126	1,139,941
7.375%, 1/17/27		1,130	1,256,124

			2,396,065

Other Industrial – 0.0%
Noble Group Ltd. 6.75%, 1/29/20(a)		100	41,750

Total Emerging Markets – Corporate Bonds (cost $3,208,982)			3,022,665

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Mexico – 0.9%
Petroleos Mexicanos 5.375%, 3/13/22(a)		212	224,911
Series 14-2 7.47%, 11/12/26	MXN	55,570	2,570,333

Total Quasi-Sovereigns (cost $3,980,710)			2,795,244

GOVERNMENTS – SOVEREIGN BONDS – 0.6%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21	U.S.$	510	569,925

Mexico – 0.4%
Mexico Government International Bond 4.125%, 1/21/26		1,233	1,284,786

40 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Qatar – 0.0%
Qatar Government International Bond 5.25%, 1/20/20(a)	U.S.$	100	$105,750

Total Governments – Sovereign Bonds (cost $1,842,448)			1,960,461

EMERGING MARKETS – SOVEREIGNS – 0.6%
Argentina – 0.3%
Argentine Republic Government International Bond 6.875%, 1/26/27		945	1,030,522

Ecuador – 0.1%
Ecuador Government International Bond 9.65%, 12/13/26(a)		275	296,313

Gabon – 0.1%
Gabon Government International Bond 6.95%, 6/16/25(a)		360	359,550

Ivory Coast – 0.1%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	144	177,174

Total Emerging Markets – Sovereigns (cost $1,696,230)			1,863,559

BANK LOANS – 0.4%
Industrial – 0.4%
Energy – 0.3%
California Resources Corporation 11.612% (LIBOR 1 Month + 10.38%), 12/31/21(r)	U.S.$	962	1,030,355

Technology – 0.1%
Avaya Inc. 6.621% (LIBOR 3 Month + 5.25%), 5/29/20(c)(k)(r)		372	308,697

Total Bank Loans (cost $1,274,198)			1,339,052

WHOLE LOAN TRUSTS – 0.3%
Performing Asset – 0.3%
Deutsche Bank Mexico SA 8.00%, 10/31/34(b)(d)(f)(q)	MXN	18,436	591,696

abfunds.com	AB UNCONSTRAINED BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Recife Funding Zero Coupon, 11/05/29(b)(d)(f)	U.S.$	530	$446,822

Total Whole Loan Trusts (cost $1,600,330)			1,038,518

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.3%
Non-Agency Fixed Rate CMBS – 0.2%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51(b)		247	247,035
DBUBS Mortgage Trust Series 2011-LC2A, Class E 5.542%, 7/10/44(a)(b)		600	556,117

			803,152

Non-Agency Floating Rate CMBS – 0.1%
CLNS Trust Series 2017-IKPR, Class F 5.737% (LIBOR 1 Month + 4.50%), 6/11/32(a)(b)(m)		203	204,012

Total Commercial Mortgage-Backed Securities (cost $1,019,483)			1,007,164

		Shares
COMMON STOCKS – 0.3%
Energy – 0.2%
Oil, Gas & Consumable Fuels – 0.2%
Carrizo Oil & Gas, Inc.(c)		2,782	49,214
Oasis Petroleum, Inc.(c)		5,854	55,320
Paragon Offshore Ltd. (Trust A)(b)(c)(f)		3,303	3,577
Paragon Offshore Ltd. (Trust B)(b)(c)(f)		4,955	94,145
Paragon Offshore Ltd. (Equity)(b)(c)(f)		3,302	53,931
Peabody Energy Corp.(c)		6,789	209,712
SandRidge Energy, Inc.(c)		3,719	69,806
Whiting Petroleum Corp.(c)		6,000	36,060

			571,765

Consumer Discretionary – 0.1%
Auto Components – 0.0%
Exide Technologies(b)(c)(d)(e)		2,970	11,694

Diversified Consumer Services – 0.0%
Laureate Education, Inc. – Class A(c)		8,639	115,503

42 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Media – 0.1%
Gray Television, Inc.(c)		3,341	$52,020
Nexstar Media Group, Inc. – Class A		1,019	65,012

			117,032

			244,229

Health Care – 0.0%
Pharmaceuticals – 0.0%
Endo International PLC(c)		4,607	29,393
Horizon Pharma PLC(c)		1,344	18,224

			47,617

Materials – 0.0%
Paper & Forest Products – 0.0%
Resolute Forest Products, Inc.(c)		48	286

Total Common Stocks (cost $743,912)			863,897

		Principal Amount (000)
ASSET-BACKED SECURITIES – 0.3%
Other ABS - Fixed Rate – 0.2%
SoFi Consumer Loan Program LLC Series 2017-3, Class B 3.85%, 5/25/26(a)(b)	U.S.$	440	443,168

Autos - Fixed Rate – 0.1%
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		350	380,195

Total Asset-Backed Securities (cost $805,127)			823,363

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Argentina 9.125%, 3/16/24(a) (cost $327,852)		388	452,020

		Notional Amount
OPTIONS PURCHASED – PUTS – 0.1%
Options on Indices – 0.1%
S&P 500 Index 3M5Y Expiration: Jan 2023; Contracts: 75,390,000; Exercise Price: USD 2,493.00; Counterparty: Morgan Stanley Capital Services LLC(c)	USD	75,390,000	28,045

abfunds.com	AB UNCONSTRAINED BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

Company		Notional Amount	U.S. $ Value

S&P 500 Index 3M5Y Expiration: Jan 2023; Contracts: 70,000,000; Exercise Price: USD 2,497.00; Counterparty: Morgan Stanley Capital Services LLC(c)	USD	70,000,000	$39,620

			67,665

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Jan 2018; Contracts: 908; Exercise Price: USD 226.00; Counterparty: Morgan Stanley & Co. LLC(c)		90,800	56,750

Options on Forward Contracts – 0.0%
MXN/USD Expiration: Aug 2018; Contracts: 28,000,000; Exercise Price: MXN 17.50; Counterparty: Credit Suisse International(c)	MXN	28,000,000	7,765
SEK/EUR Expiration: Mar 2018; Contracts: 50,085,000; Exercise Price: SEK 9.45; Counterparty: Citibank, NA(c)	SEK	50,085,000	26,073
TRY/USD Expiration: Jan 2018; Contracts: 11,684,000; Exercise Price: TRY 3.68; Counterparty: Citibank, NA(c)	TRY	11,684,000	13,102
TRY/EUR Expiration: Jan 2018; Contracts: 5,614,953; Exercise Price: TRY 4.24; Counterparty: Goldman Sachs Bank USA(c)		5,614,953	2,367
ZAR/USD Expiration: Dec 2017; Contracts: 10,576,000; Exercise Price: ZAR 13.22; Counterparty: Bank of America, NA(c)	ZAR	10,576,000	2,299
ZAR/USD Expiration: Dec 2017; Contracts: 10,400,000; Exercise Price: ZAR 13.00; Counterparty: JPMorgan Chase Bank, NA(c)		10,400,000	1,521

			53,127

Total Options Purchased – Puts (premiums paid $1,653,057)			177,542

44 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.0%
United States – 0.0%
Alameda Corridor Transportation Authority Series 1999C 6.60%, 10/01/29 (cost $111,258)	U.S.$	100	$123,413

		Shares
PREFERRED STOCKS – 0.0%
Utility – 0.0%
Electric – 0.0%
Dynegy, Inc. 7.00%, 7/01/19(i) (cost $89,951)		1,400	114,800

WARRANTS – 0.0%
SandRidge Energy, Inc., A-CW22, expiring 10/03/22(c)		1,292	1,163
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(c)		544	435

Total Warrants (cost $688)			1,598

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 38.2%
U.S. Treasury Bills – 26.2%
U.S. Treasury Bill Zero Coupon, 1/11/18	U.S.$	39,500	39,417,812
Zero Coupon, 12/07/17-12/14/17(p)		41,000	40,958,785

Total U.S. Treasury Bills (cost $80,374,985)			80,376,597

Governments – Treasuries – 5.9%
Japan – 5.9%
Japan Treasury Discount Bill Series 713 Zero Coupon, 1/15/18 (cost $18,341,190)	JPY	2,060,000	18,121,496

		Shares
Investment Companies – 3.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.85%(s)(t)(u) (cost $10,002,782)		10,002,782	10,002,782

abfunds.com	AB UNCONSTRAINED BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Time Deposits – 2.4%
Bank of Montreal, London 0.15%, 11/01/17	CAD	8,776		$6,802,362
BBH, Grand Cayman (0.568)%, 11/01/17	EUR	220		256,639
(0.24)%, 11/01/17	JPY	286		2,513
0.05%, 11/01/17	GBP	– 0	–**	2
0.05%, 11/01/17	NOK	96		11,729
0.491%, 11/01/17	AUD	– 0	–**	1
0.95%, 11/01/17	NZD	18		11,994
Standard Chartered Bank, London 0.60%, 11/01/17	U.S.$	147		146,895

Total Time Deposits (cost $7,243,165)				7,232,135

Emerging Markets - Sovereigns – 0.4%
Citigroup Global Markets Holdings, Inc./United States Series E Zero Coupon, 3/08/18(a)	EGP	7,627		404,520
HSBC Bank PLC Zero Coupon, 2/01/18		7,875		427,382
Zero Coupon, 11/02/17(a)(b)		7,775		438,809

Total Emerging Markets – Sovereigns (cost $1,264,429)				1,270,711

Total Short-Term Investments (cost $117,226,551)				117,003,721

Total Investments – 96.7% (cost $297,831,075)				296,511,853
Other assets less liabilities – 3.3%				10,225,845

Net Assets – 100.0%				$306,737,698

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)		Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
3 Yr Australian Bond Futures	144	December 2017	AUD	14,400	$12,285,153	$12,298,482	$13,329
10 Yr Canadian Bond Futures	223	December 2017	CAD	22,300	23,475,909	23,755,438	279,529

46 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at October 31, 2017	Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	361	December 2017	EUR	4		$14,679,403	$15,484,527	$805,124
Nikkei 225 (CME) Futures	88	December 2017	USD	– 0	–***	8,621,800	9,860,221	1,238,421
STOXX 600 Bank Futures	261	December 2017	EUR	13		2,762,075	2,832,887	70,812
U.S. T-Note 2 Yr (CBT) Futures	115	December 2017	USD	23,000		24,877,766	24,766,328	(111,438)
U.S. Ultra Bond (CBT) Futures	146	December 2017	USD	14,600		24,387,625	24,058,062	(329,563)

Sold Contracts
10 Yr Australian Bond Futures	65	December 2017	AUD	6,500		6,420,444	6,410,149	10,295
Euro-BOBL Futures	12	December 2017	EUR	1,200		1,834,895	1,842,047	(7,152)
Euro-Bono Futures	93	December 2017	EUR	9,300		14,905,385	15,107,848	(202,463)
Euro-Bund Futures	96	December 2017	EUR	9,600		18,015,104	18,199,616	(184,512)
Long Gilt Futures	92	December 2017	GBP	9,200		15,306,822	15,191,857	114,965
S&P 500 E-mini Futures	91	December 2017	USD	5		11,214,534	11,706,012	(491,478)
U.S. 10 Yr Ultra Futures	134	December 2017	USD	13,400		17,876,938	17,945,531	(68,593)
U.S. Long Bond (CBT) Futures	6	December 2017	USD	6,000		926,156	914,812	11,344
U.S. T-Note 5 Yr (CBT) Futures	35	December 2017	USD	3,500		4,136,594	4,101,562	35,032

								$1,183,652

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	EUR	4,699	USD	5,565	11/30/17	$83,042
Bank of America, NA	USD	746	AUD	973	11/30/17	(1,214)
Bank of America, NA	USD	1,787	RUB	104,014	11/30/17	(12,339)

abfunds.com	AB UNCONSTRAINED BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	800	ZAR	11,413	12/07/17	$2,086
Bank of America, NA	USD	133	RUB	7,747	12/11/17	(915)
Bank of America, NA	ZAR	4,964	USD	363	12/13/17	14,576
Bank of America, NA	BRL	18,192	USD	5,616	12/15/17	85,413
Bank of America, NA	GBP	6,219	USD	8,193	12/15/17	(77,633)
Bank of America, NA	KRW	1,760,808	USD	1,556	12/15/17	(18,664)
Bank of America, NA	RUB	147,764	USD	2,519	12/15/17	5,914
Bank of America, NA	TWD	85,780	USD	2,838	12/15/17	(16,271)
Barclays Bank PLC	USD	3,108	EUR	2,667	11/30/17	3,469
Barclays Bank PLC	ZAR	25,819	USD	1,917	11/30/17	100,428
Barclays Bank PLC	USD	4,500	NOK	36,341	12/15/17	(45,750)
Barclays Bank PLC	USD	3,461	TRY	13,239	12/15/17	(15,165)
BNP Paribas SA	USD	1,781	ARS	32,188	12/13/17	(4,051)
Brown Brothers Harriman & Co.	CAD	4,362	USD	3,523	11/30/17	141,018
Brown Brothers Harriman & Co.	GBP	647	USD	874	11/30/17	13,840
Brown Brothers Harriman & Co.	JPY	62,825	USD	561	11/30/17	7,401
Brown Brothers Harriman & Co.	MXN	19,002	USD	1,045	11/30/17	58,940
Brown Brothers Harriman & Co.	USD	10,521	AUD	13,737	11/30/17	(11,080)
Brown Brothers Harriman & Co.	USD	447	ZAR	6,371	11/30/17	1,264
Brown Brothers Harriman & Co.	GBP	103	USD	140	12/01/17	3,197
Brown Brothers Harriman & Co.	USD	473	GBP	349	12/01/17	(8,945)
Brown Brothers Harriman & Co.	AUD	4,204	USD	3,235	12/15/17	18,892
Brown Brothers Harriman & Co.	CAD	4,021	USD	3,131	12/15/17	12,847
Brown Brothers Harriman & Co.	EUR	13,648	USD	15,986	12/15/17	48,699
Brown Brothers Harriman & Co.	JPY	666,889	USD	5,863	12/15/17	(14,324)
Brown Brothers Harriman & Co.	USD	159	EUR	136	12/15/17	151
Citibank, NA	USD	1,618	TRY	5,837	11/30/17	(91,686)
Citibank, NA	USD	3,212	CAD	4,135	12/15/17	(5,763)
Citibank, NA	USD	6,307	PLN	23,071	12/15/17	32,381
Citibank, NA	NOK	1,464	CAD	230	1/10/18	(1,166)
Citibank, NA	TRY	5,521	USD	1,446	1/10/18	20,847
Citibank, NA	TRY	505	USD	140	3/13/18	12,012
Citibank, NA	SEK	29,997	EUR	3,116	4/03/18	45,372
Credit Suisse International	CAD	454	MXN	6,534	11/08/17	(11,398)
Credit Suisse International	CAD	476	NOK	2,981	11/29/17	(3,950)
Credit Suisse International	CHF	329	SEK	2,757	11/30/17	(91)
Credit Suisse International	EUR	834	USD	983	11/30/17	10,628
Credit Suisse International	NZD	2,287	CAD	2,000	11/30/17	(12,898)
Credit Suisse International	CHF	329	SEK	2,734	12/01/17	(2,846)
Credit Suisse International	ZAR	6,041	USD	423	12/07/17	(1,604)
Credit Suisse International	SEK	5,895	USD	707	12/13/17	758
Credit Suisse International	USD	363	ZAR	4,964	12/13/17	(14,576)
Credit Suisse International	EUR	5,180	USD	6,019	12/15/17	(30,778)
Credit Suisse International	USD	426	ZAR	5,718	12/18/17	(25,237)
Credit Suisse International	AUD	504	CHF	367	12/19/17	(16,421)
Credit Suisse International	AUD	209	NOK	1,329	12/27/17	3,118
Credit Suisse International	EUR	963	TRY	4,181	1/04/18	(43,953)
Credit Suisse International	TRY	216	EUR	50	1/04/18	2,303
Credit Suisse International	CAD	421	NZD	473	1/23/18	(3,110)
Credit Suisse International	USD	140	TRY	505	3/13/18	(12,011)
Credit Suisse International	EUR	3,116	SEK	29,997	4/03/18	(45,355)
Credit Suisse International	CHF	518	NOK	4,285	4/30/18	1,375

48 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	USD	166	MXN	3,084	7/23/18	$(11,640)
Credit Suisse International	MXN	13,214	USD	698	8/06/18	39,380
Credit Suisse International	USD	698	MXN	13,214	8/06/18	(39,380)
Deutsche Bank AG	USD	162	ZAR	2,208	11/02/17	(6,219)
Deutsche Bank AG	MXN	733	CAD	51	11/08/17	1,273
Deutsche Bank AG	NOK	2,981	CAD	476	11/29/17	3,949
Deutsche Bank AG	CAD	1,919	NZD	2,200	11/30/17	17,012
Deutsche Bank AG	SEK	2,757	CHF	329	11/30/17	94
Deutsche Bank AG	CHF	367	AUD	504	12/19/17	16,429
Deutsche Bank AG	NOK	1,329	AUD	209	12/27/17	(3,117)
Deutsche Bank AG	TRY	1,012	EUR	234	1/04/18	11,660
Deutsche Bank AG	SEK	2,849	EUR	297	1/22/18	5,517
Deutsche Bank AG	NOK	4,285	CHF	518	4/30/18	(1,375)
Goldman Sachs Bank USA	MXN	5,800	CAD	403	11/08/17	10,118
Goldman Sachs Bank USA	EUR	5,436	USD	6,325	12/15/17	(22,977)
Goldman Sachs Bank USA	USD	1,615	BRL	5,291	12/15/17	(6,694)
Goldman Sachs Bank USA	USD	9,776	CZK	214,929	12/15/17	2,120
Goldman Sachs Bank USA	ZAR	44,927	USD	3,127	12/15/17	(26,397)
Goldman Sachs Bank USA	TRY	2,953	EUR	679	1/04/18	30,092
HSBC Bank USA	USD	5,035	BRL	15,873	11/29/17	(201,163)
HSBC Bank USA	AUD	13,768	USD	10,862	11/30/17	327,844
HSBC Bank USA	USD	1,437	BRL	4,626	11/30/17	(28,038)
HSBC Bank USA	MXN	20,956	USD	1,082	12/15/17	(2,448)
JPMorgan Chase Bank, NA	ZAR	2,208	USD	162	11/02/17	6,219
JPMorgan Chase Bank, NA	USD	2,858	TWD	85,773	11/22/17	(8,726)
JPMorgan Chase Bank, NA	SEK	2,734	CHF	329	12/01/17	2,846
JPMorgan Chase Bank, NA	ZAR	10,164	USD	724	12/07/17	9,700
JPMorgan Chase Bank, NA	ZAR	5,909	USD	414	12/07/17	(875)
JPMorgan Chase Bank, NA	RUB	7,747	USD	133	12/11/17	915
JPMorgan Chase Bank, NA	ZAR	5,718	USD	426	12/18/17	25,238
JPMorgan Chase Bank, NA	CAD	230	NOK	1,464	1/10/18	1,165
JPMorgan Chase Bank, NA	EUR	297	SEK	2,848	1/22/18	(5,668)
JPMorgan Chase Bank, NA	NZD	473	CAD	421	1/23/18	3,126
JPMorgan Chase Bank, NA	TRY	982	USD	274	3/08/18	24,180
JPMorgan Chase Bank, NA	USD	274	TRY	982	3/08/18	(24,184)
JPMorgan Chase Bank, NA	TRY	508	USD	138	3/20/18	9,932
JPMorgan Chase Bank, NA	USD	138	TRY	508	3/20/18	(9,932)
JPMorgan Chase Bank, NA	MXN	3,084	USD	166	7/23/18	11,640
Royal Bank of Scotland PLC	USD	6,833	CAD	8,776	11/30/17	(28,606)
Royal Bank of Scotland PLC	EUR	2,103	USD	2,479	12/15/17	22,508
Royal Bank of Scotland PLC	USD	2,226	RUB	129,147	12/15/17	(28,964)
Standard Chartered Bank	USD	1,086	JPY	121,478	11/30/17	(16,330)
Standard Chartered Bank	EUR	1,520	USD	1,794	12/15/17	19,277
Standard Chartered Bank	JPY	2,011,450	USD	17,990	1/16/18	229,022

						$539,300

abfunds.com	AB UNCONSTRAINED BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

CALL OPTIONS WRITTEN (see Note D)

Description	Counter- Party	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
ProShares Short S&P 500	Morgan Stanley & Co. LLC	5,700	USD 36.00	January 2018	USD 570	$1,293,640	$(57,000)

PUT OPTIONS WRITTEN (see Note D)

Description	Counter- Party	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value
Vanguard REIT ETF	Deutsche Bank AG	211,000	USD 76.00	January 2018	USD 211	$99,170	$(124,472)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counter- Party	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put
CDX-NAHY Series 29, 5 Year Index	Credit Suisse International	Sell	105.50%	Nov 2017	$3,100	$3,410	$(1,119)

INTEREST RATE SWAPTIONS WRITTEN (see Note D)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Put
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Barclays Bank PLC	1.10%	11/06/17	GBP	1,260	$5,267	$(2,511)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Barclays Bank PLC	1.53	11/17/17	GBP	240	4,872	(1,551)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Barclays Bank PLC	1.10	11/20/17	GBP	1,240	5,084	(4,515)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Barclays Bank PLC	1.58	11/20/17	GBP	240	4,872	(3,214)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Citibank, NA	2.12	11/20/17	GBP	1,625	5,281	(3,076)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Citibank, NA	1.18	11/20/17	GBP	900	5,190	(2,299)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	Citibank, NA	2.12	11/24/17	USD	1,625	5,606	(3,248)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Citibank, NA	1.24	11/24/17	GBP	850	4,991	(4,505)

50 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Citibank, NA	1.12%	11/30/17	GBP	1,200	$4,701	$(4,785)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Citibank, NA	1.39	11/30/17	GBP	625	4,772	(4,870)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	Deutsche Bank AG	2.64	11/27/17	USD	350	4,926	(2,810)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	Deutsche Bank AG	2.64	11/27/17	USD	350	4,926	(6,822)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.12	11/06/17	GBP	1,260	5,214	(1,768)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	Goldman Sachs International	2.20	11/06/17	USD	1,230	5,560	(2,017)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	Goldman Sachs International	2.17	11/06/17	USD	1,230	5,720	(1,055)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.06	11/17/17	GBP	1,240	5,427	(5,875)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.06	11/20/17	GBP	1,250	5,075	(6,522)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	Goldman Sachs International	2.28	11/27/17	USD	1,175	5,444	(2,620)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.12	11/30/17	GBP	1,200	5,142	(4,710)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Goldman Sachs International	1.12	11/30/17	GBP	1,200	5,142	(4,876)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	JPMorgan Chase Bank, NA	2.10	11/24/17	USD	1,625	5,606	(4,292)
OTC -1 Year Interest Rate Swap	3 Month LIBOR	JPMorgan Chase Bank, NA	2.32	11/27/17	USD	1,200	6,180	(1,961)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	1.24	11/20/17	GBP	860	4,987	(4,048)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	1.21	11/23/17	GBP	850	4,993	(3,427)

abfunds.com	AB UNCONSTRAINED BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

Description	Index	Counter- Party	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	0.29%	11/27/17	EUR	1,300	$2,916	$(6,275)
OTC -1 Year Interest Rate Swap	6 Month LIBOR	Morgan Stanley Capital Services LLC	0.24	11/27/17	EUR	1,300	2,471	(3,352)

							$130,365	$(97,004)

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
CHF vs. AUD/ Deutsche Bank AG	CHF	0.760	12/2017	1,596,000	CHF	1,596	$13,619	$(18,932)
MXN vs. CAD/ Goldman Sachs Bank USA	MXN	15.000	11/2017	30,750,000	MXN	30,750	11,677	(3,877)
MXN vs. USD/ Credit Suisse International	MXN	21.500	07/2018	17,737,500	MXN	17,738	14,108	(22,643)
MXN vs. USD/ JPMorgan Chase Bank, NA	MXN	20.000	07/2018	16,000,000	MXN	16,000	20,824	(39,406)
MXN vs. USD/ Credit Suisse International	MXN	22.000	08/2018	35,200,000	MXN	35,200	31,152	(39,947)
MXN vs. USD/ Goldman Sachs Bank USA	MXN	22.000	08/2018	18,260,000	MXN	18,260	15,050	(21,636)
NOK vs. AUD/ Deutsche Bank AG	NOK	6.700	12/2017	7,370,000	NOK	7,370	5,726	(602)
NOK vs. CAD/ Deutsche Bank AG	NOK	6.430	11/2017	13,083,000	NOK	13,083	9,999	(3,343)
NOK vs. CAD/ Citibank, NA	NOK	6.525	01/2018	6,525,000	NOK	6,525	4,528	(2,284)

52 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
NOK vs. CHF/ Deutsche Bank AG	NOK	8.460	04/2018	13,113,000	NOK	13,113	$26,991	$(20,116)
NOK vs. EUR/ Goldman Sachs Bank USA	NOK	9.590	11/2017	13,419,000	NOK	13,419	9,138	(1,712)
NZD vs. AUD/ JPMorgan Chase Bank, NA	NZD	1.120	11/2017	2,303,000	NZD	2,303	9,596	(10,445)
NZD vs. AUD/ Citibank, NA	NZD	1.140	12/2017	2,249,000	NZD	2,249	9,172	(5,787)
RUB vs. USD/ JPMorgan Chase Bank, NA	RUB	61.500	12/2017	49,200,000	RUB	49,200	7,184	(2,897)
RUB vs. USD/ Credit Suisse International	RUB	65.850	02/2018	54,326,000	RUB	54,326	13,830	(4,372)
SEK vs. CHF/ Deutsche Bank AG	SEK	8.650	11/2017	13,400,000	SEK	13,400	10,988	(1,666)
SEK vs. CHF/ JPMorgan Chase Bank, NA	SEK	8.560	11/2017	13,279,000	SEK	13,279	10,607	(3,137)
SEK vs. EUR/ Bank of America, NA	SEK	9.650	11/2017	13,462,000	SEK	13,462	9,976	(18,677)
SEK vs. EUR/ Goldman Sachs Bank USA	SEK	9.750	12/2017	13,163,000	SEK	13,163	7,491	(10,683)
SEK vs. EUR/ Deutsche Bank AG	SEK	9.780	01/2018	13,199,000	SEK	13,199	6,848	(13,685)
SEK vs. EUR/ Citibank, NA	SEK	9.850	03/2018	52,205,000	SEK	52,205	53,853	(63,600)
TRY vs. EUR/ Deutsche Bank AG	TRY	4.520	01/2018	6,219,000	TRY	6,219	16,339	(32,002)
TRY vs. EUR/ Goldman Sachs Bank USA	TRY	4.550	01/2018	6,029,000	TRY	6,029	14,423	(27,760)

abfunds.com	AB UNCONSTRAINED BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
TRY vs. USD/ Citibank, NA	TRY	4.050	01/2018	12,859,000	TRY	12,859	$30,643	$(30,053)
TRY vs. USD/ JPMorgan Chase Bank, NA	TRY	3.840	03/2018	6,136,000	TRY	6,136	24,320	(70,027)
TRY vs. USD/ Citibank, NA	TRY	3.860	03/2018	3,088,000	TRY	3,088	12,268	(33,322)
TRY vs. USD/ JPMorgan Chase Bank, NA	TRY	3.930	03/2018	3,144,000	TRY	3,144	12,756	(28,076)
TRY vs. USD/ Morgan Stanley Capital Services LLC	TRY	4.370	07/2018	3,604,000	TRY	3,604	21,863	(22,196)
ZAR vs. USD/ Bank of America, NA	ZAR	14.400	12/2017	11,520,000	ZAR	11,520	6,849	(16,404)
ZAR vs. USD/ JPMorgan Chase Bank, NA	ZAR	14.000	12/2017	11,200,000	ZAR	11,200	8,824	(28,210)
ZAR vs. USD/ Bank of America, NA	ZAR	16.000	04/2018	12,800,000	ZAR	12,800	9,476	(15,638)

Put
CAD vs. NZD/ JPMorgan Chase Bank, NA	CAD	0.867	01/2018	1,907,000	CAD	1,907	8,643	(12,124)

							$468,761	$(625,259)

54 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)%	Quarterly	2.80%	USD	2,146	$(204,019)	$(150,802)	$(53,217)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.80	USD	1,430	(135,949)	(100,488)	(35,461)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.80	USD	1,311	(125,872)	(93,167)	(32,705)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.80	USD	5,120	(486,756)	(282,008)	(204,748)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.80	USD	3,919	(376,380)	(220,578)	(155,802)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	Quarterly	2.80	USD	7,681	(730,229)	(419,362)	(310,867)
CDX-NAHY Series 29, 5 Year Index, 12/20/22*	(5.00)	Quarterly	3.11	USD	4,310	(386,442)	(315,968)	(70,474)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	Quarterly	0.27	USD	37,500	(621,037)	(303,923)	(317,114)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.31	USD	12,660	(281,661)	(88,553)	(193,108)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.31	USD	36,570	(812,597)	(173,839)	(638,758)
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.31	USD	16,710	(371,302)	(80,558)	(290,744)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	(1.00)	Quarterly	0.35	USD	30,100	(725,206)	(298,543)	(426,663)
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	(1.00)	Quarterly	0.35	USD	25,820	(622,087)	(262,073)	(360,014)
iTraxx Europe Crossover Series 28, 5 Year Index, 12/20/22*	(5.00)	Quarterly	2.25	EUR	13,600	(2,148,800)	(1,840,491)	(308,309)

abfunds.com	AB UNCONSTRAINED BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Senior Financials Series 23, 5 Year Index, 6/20/20*	(1.00)%	Quarterly	0.20%	EUR	10,160	$(266,602)	$(96,081)	$(170,521)

Sale Contracts
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	Quarterly	1.03	USD	1,940	56,770	8,043	48,727
CDX-NAHY Series 20, 5 Year Index, 6/20/18*	5.00	Quarterly	1.03	USD	1,671	48,899	19,910	28,989
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	Quarterly	2.80	USD	4,310	409,750	308,412	101,338
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	Quarterly	2.80	USD	4,900	465,840	331,541	134,299
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	Quarterly	2.80	USD	6,350	603,691	435,525	168,166
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	Quarterly	2.80	USD	6,100	579,923	399,205	180,718
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	Quarterly	0.31	USD	39,970	888,146	(6,288)	894,434
CDX-NAIG Series 25, 5 Year Index, 12/20/20*	1.00	Quarterly	0.31	USD	25,970	577,782	90,390	487,392
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	Quarterly	0.35	USD	55,920	1,347,293	519,769	827,524

						$(3,316,845)	$(2,619,927)	$(696,918)

*	Termination date

56 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
GBP	115,320	5/21/18	6 Month LIBOR	0.780%	Semi-Annual/ Semi-Annual	$403,293	$—	$403,293
BRL	74,700	1/02/19	7.340%	1 Day CDI	Maturity/ Maturity	(3,586)	—	(3,586)
BRL	32,500	1/02/19	9.235%	1 Day CDI	Maturity/ Maturity	(196,704)	—	(196,704)
BRL	32,500	1/02/19	9.180%	1 Day CDI	Maturity/ Maturity	(189,957)	—	(189,957)
GBP	115,320	2/20/19	0.878%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(463,803)	—	(463,803)
GBP	119,710	10/26/19	6 Month LIBOR	0.840%	Semi-Annual/ Semi-Annual	1,464	—	1,464
MXN	20,011	6/22/20	4 Week TIIE	6.770%	Monthly/ Monthly	(13,395)	—	(13,395)
USD	31,700	12/14/20	1.663%	3 Month LIBOR	Semi-Annual/ Quarterly	129,726	—	129,726
BRL	34,100	1/04/21	1 Day CDI	8.760%	Maturity/ Maturity	(65,045)	—	(65,045)
BRL	17,000	1/04/21	1 Day CDI	10.215%	Maturity/ Maturity	151,725	—	151,725
BRL	17,000	1/04/21	1 Day CDI	10.165%	Maturity/ Maturity	145,334	—	145,334
CAD	44,120	11/07/21	3 Month CDOR	1.050%	Semi-Annual/ Semi-Annual	(1,209,767)	—	(1,209,767)
CAD	59,390	11/14/21	3 Month CDOR	1.303%	Semi-Annual/ Semi-Annual	(1,126,444)	—	(1,126,444)
CAD	31,880	12/05/21	3 Month CDOR	1.398%	Semi-Annual/ Semi-Annual	(518,300)	—	(518,300)
GBP	1,110	1/09/22	6 Month LIBOR	0.911%	Semi-Annual/ Semi-Annual	(5,806)	—	(5,806)
USD	36,830	7/13/22	3 Month LIBOR	2.056%	Quarterly/ Semi-Annual	171,159	—	171,159
GBP	48,920	10/26/22	1.126%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(84,640)	—	(84,640)
MXN	117,100	9/11/26	4 Week TIIE	6.290%	Monthly/ Monthly	(454,935)	—	(454,935)
MXN	7,347	6/14/27	7.090%	4 Week TIIE	Monthly/ Monthly	9,538	—	9,538
GBP	33,150	7/17/27	6 Month LIBOR	1.322%	Semi-Annual/ Semi-Annual	(48,372)	—	(48,372)
EUR	19,200	10/30/27	6 Month EURIBOR	0.901%	Semi-Annual/ Annual	147,178	—	147,178
USD	3,630	3/07/46	2.173%	3 Month LIBOR	Semi-Annual/ Quarterly	340,035	—	340,035
CAD	8,570	11/07/46	1.868%	3 Month CDOR	Semi-Annual/ Semi-Annual	976,833	—	976,833
CAD	12,040	11/14/46	2.182%	3 Month CDOR	Semi-Annual/ Semi-Annual	726,563	—	726,563
CAD	8,010	12/05/46	2.310%	3 Month CDOR	Semi-Annual/ Semi-Annual	312,667	—	312,667
USD	12,010	1/17/47	2.466%	3 Month LIBOR	Semi-Annual/ Quarterly	331,556	—	331,556

abfunds.com	AB UNCONSTRAINED BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	6,370	2/03/47	2.724%	3 Month LIBOR	Semi-Annual/ Quarterly	$(155,957)	$—	$(155,957)
GBP	12,920	7/17/47	1.621%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(180,553)	—	(180,553)
EUR	16,540	9/01/47	6 Month EURIBOR	1.468%	Semi-Annual/ Annual	(287,220)	—	(287,220)
GBP	1,110	1/09/22	0.981%	6 Month LIBOR	Semi-Annual/ Semi-Annual	1,196	—	1,196
EUR	230,000	10/09/27	6 Month EURIBOR	0.889%	Semi-Annual/ Annual	1,740,290	1,108,250	632,040
EUR	230,000	10/09/27	0.889%	6 Month EURIBOR	Annual/ Semi-Annual	(1,734,885)	—	(1,734,885)
EUR	115,000	10/09/27	6 Month EURIBOR	0.883%	Semi-Annual/ Annual	790,408	—	790,408
EUR	115,000	10/09/27	6 Month EURIBOR	0.839%	Semi-Annual/ Annual	208,874	—	208,874
EUR	115,000	10/09/27	0.839%	6 Month EURIBOR	Annual/ Semi-Annual	(206,736)	115,453	(322,189)
EUR	115,000	10/09/27	0.883%	6 Month EURIBOR	Annual/ Semi-Annual	(788,158)	(473,824)	(314,334)
GBP	810	2/28/24	6 Month LIBOR	1.251%	Semi-Annual/ Semi-Annual	6,379	22,475	(16,096)
GBP	810	2/29/24	1.251%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(6,388)	—	(6,388)
EUR	250	2/08/47	6 Month EURIBOR	1.298%	Semi-Annual/ Annual	(14,222)	—	(14,222)
EUR	250	2/08/47	6 Month EURIBOR	1.293%	Semi-Annual/ Annual	(14,630)	—	(14,630)
EUR	250	2/08/47	1.426%	6 Month EURIBOR	Annual/ Semi-Annual	4,753	—	4,753
EUR	250	2/08/47	1.425%	6 Month EURIBOR	Annual/ Semi-Annual	4,827	—	4,827

						$(1,165,705)	$772,354	$(1,938,059)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
LCDX-NA Series 20, 5 Year Index, 6/20/18*	(2.50)%	Quarterly	0.16%	USD	9,100	$(150,973)	$(35,996)	$(114,977)
Barclays Bank PLC
Malaysia Government International, 12/20/22*	(1.00)	Quarterly	0.63	USD	16,900	(322,234)	(280,509)	(41,725)

58 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Windstream Services LLC Wind, 7.50%, 6/01/22, 3/20/18*	(5.00)%	Quarterly	17.11%	USD	122	$4,630	$14,558	$(9,928)
Windstream Services LLC Wind, 7.50%, 6/01/22, 6/20/18*	(5.00)	Quarterly	13.87	USD	128	5,884	21,607	(15,723)
BNP Paribas SA
Kingdom of Thailand, 12/20/22*	(1.00)	Quarterly	0.47	USD	20,000	(536,127)	(455,312)	(80,815)
Kingdom of Thailand, 12/20/22*	(1.00)	Quarterly	0.47	USD	20,000	(536,127)	(454,843)	(81,284)
Citibank, NA
iTraxx Japan Series 28, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.48	JPY	5,740,190	(1,399,320)	(1,384,234)	(15,086)
Credit Suisse International
BellSouth LLC, 6.55%, 6/15/34, 9/20/19*	(1.00)	Quarterly	0.22	USD	7,520	(116,281)	(69,557)	(46,724)
Deutsche Bank AG
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	(1.00)	Quarterly	0.31	JPY	3,720,370	(746,066)	(166,939)	(579,127)
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	(1.00)	Quarterly	0.37	USD	55,920	(1,308,813)	708,570	(2,017,383)
Goldman Sachs International
Korea International Bond, 7.125%, 4/16/19, 12/20/22*	(1.00)	Quarterly	0.73	USD	29,585	(425,379)	(379,638)	(45,741)
United Mexican States, 5.95%, 3/19/19, 12/20/19*	(1.00)	Quarterly	0.49	USD	32,970	(396,490)	(83,690)	(312,800)

abfunds.com	AB UNCONSTRAINED BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
Malaysia Government International, 12/20/22*	(1.00)%	Quarterly	0.63%	USD	19,000	$(362,275)	$(274,089)	$(88,186)
Morgan Stanley Capital Services LLC
Chile Government International Bond, 3.875%, 8/05/20, 12/20/22*	(1.00)	Quarterly	0.51	USD	49,030	(1,238,958)	(1,047,063)	(191,895)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515%, 5/22/18, 6/20/20*	5.00	Quarterly	5.55	USD	300	(2,323)	6,989	(9,312)
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00	Quarterly	0.37	USD	25,820	604,322	(20,011)	624,333
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	Quarterly	1.22	USD	300	30,354	12,482	17,872
iTraxx Japan Series 24, 5 Year Index, 12/20/20*	1.00	Quarterly	0.31	JPY	3,720,370	747,884	490,017	257,867
United Mexican States, 5.95%, 3/19/19, 12/20/19*	1.00	Quarterly	0.49	USD	14,620	175,005	(47,435)	222,440

60 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
United Mexican States, 5.95%, 3/19/19, 12/20/19*	1.00%	Quarterly	0.49%	USD	18,350	$220,673	$(40,706)	$261,379
Windstream Services LLC Wind, 7.50%, 6/01/22, 12/20/22*	5.00	Quarterly	15.65	USD	250	(74,290)	(91,985)	17,695
Citibank, NA
iTraxx Australia Series 25, 5 Year Index, 6/20/21*	1.00	Quarterly	0.37	USD	30,100	704,493	(108,530)	813,023
Nabors Industries, Inc., 6.15%, 2/15/18, 6/20/20*	1.00	Quarterly	1.53	USD	300	(5,450)	(18,966)	13,516
Safeway, Inc., 7.25%, 2/01/31, 6/20/20*	1.00	Quarterly	2.13	USD	300	(9,231)	(13,828)	4,597
Staples, Inc., 2.75%, 1/12/18, 6/20/20*	1.00	Quarterly	3.20	USD	300	(17,806)	(6,743)	(11,063)
Weatherford International LLC, 4.50%, 4/15/22, 6/20/20*	1.00	Quarterly	3.04	USD	300	(16,521)	(14,690)	(1,831)
Credit Suisse International
AT&T, Inc., 3.375%, 3/30/20, 9/20/19*	1.00	Quarterly	0.19	USD	7,520	121,201	80,739	40,462
Avon Products, Inc., 6.50%, 3/01/19, 6/20/20*	1.00	Quarterly	5.41	USD	300	(33,536)	(29,299)	(4,237)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.25	USD	8,810	(1,470,242)	139,119	(1,609,361)
Freeport-McMoran, Inc., 3.55%, 3/01/22, 6/20/20*	1.00	Quarterly	0.66	USD	300	2,566	(12,007)	14,573
Teck Resources Ltd., 3.75%, 2/01/23, 6/20/20*	1.00	Quarterly	0.43	USD	300	4,455	(12,766)	17,221

abfunds.com	AB UNCONSTRAINED BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at October 31, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00%	Quarterly	1.79%	USD	300	$(6,416)	$(35,763)	$29,347

						$(6,553,391)	$(3,610,518)	$(2,942,873)

*	Termination date

INTEREST RATE SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	650	4/20/20	3.738%	3 Month LIBOR	Semi- Annual/ Quarterly	$(29,563)
JPMorgan Chase Bank, NA	USD	950	4/26/20	3.772%	3 Month LIBOR	Semi- Annual/ Quarterly	(43,907)

							$(73,470)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
Euro Stoxx 50 Index	30,009	—	Maturity	EUR	3,160	12/18/20	$681,642
Goldman Sachs International
GS Unconstrained Bond Custom Basket Long 1	114,963	LIBOR Plus 0.42%	Quarterly	USD	11,533	10/15/18	(180,492)
JPMorgan Chase Bank, NA
Euro Stoxx 50 Index	30,009	—	Maturity	EUR	3,211	12/18/20	622,216

62 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Citibank, NA
Euro Stoxx 50 Index	30,009	—	Maturity	EUR	3,337	12/15/17	$(199,249)
iShares J.P. Morgan USD Emerging Markets Bond ETF	52,000	LIBOR Plus 0.10%	Monthly	USD	6,043	11/15/17	1,711
Goldman Sachs International
Bundesrepublik Deutschland 2.500% 8/2046	14,000,000	0.85%	Maturity	EUR	18,772	12/01/17	241,245
GS Unconstrained Bond Custom Basket Long 1	85,289	LIBOR Plus 0.28%	Quarterly	USD	8,597	10/15/18	(52,026)
JPMorgan Chase Bank, NA
Euro Stoxx 50 Index	30,009	—	Maturity	EUR	3,376	12/15/17	(153,806)

							$961,241

**	Principal amount less than 500.

***	Notional amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, the aggregate market value of these securities amounted to $36,712,499 or 12.0% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)	Non-income producing security.

(d)	Fair valued by the Adviser.

(e)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost			Market Value		Percentage of Net Assets
Exide Technologies	5/23/17	$	– 0	–	$11,694		0.00%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	9/06/16		1		– 0	–	0.00%

(f)	Illiquid security.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at October 31, 2017.

abfunds.com	AB UNCONSTRAINED BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 1.25% of net assets as of October 31, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.738%, 4/25/26	4/29/16	$2,391,300	$2,452,076	0.80%
Dominican Republic International Bond 15.95%, 6/04/21	6/14/11	732,751	679,540	0.22%
Exide Technologies 7.00%, 4/30/25	11/10/16	146,604	152,118	0.05%
Exide Technologies 11.00%, 4/30/22	5/24/17	99,707	93,500	0.03%
Golden Energy Offshore Services AS 5.00%, 12/31/17	10/31/14	1,118,522	417,546	0.14%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/23/14	477,436	41,204	0.01%

(i)	Convertible security.

(j)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at October 31, 2017.

(k)	Defaulted.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Floating Rate Security. Stated interest/floor rate was in effect at October 31, 2017.

(n)	Defaulted matured security.

(o)	IO – Interest Only.

(p)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(q)	Variable rate coupon, rate shown as of October 31, 2017.

(r)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at October 31, 2017.

(s)	Affiliated investments.

(t)	The rate shown represents the 7-day yield as of period end.

(u)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CZK – Czech Koruna

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

64 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

12MTA – 12 Month Treasury Average

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDI – Brazil CETIP Interbank Deposit Rate

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LCDX.NA – North American Loan Credit Default Swap Index

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SPDR – Standard & Poor’s Depository Receipt

TIIE – Banco de México Equilibrium Interbank Interest Rate

TIPS – Treasury Inflation Protected Security

The following table represents the 50 largest equity basket holdings underlying the total return swap with GS Unconstrained Bond Custom Basket Long 1 as of October 31, 2017.

Security Description	Shares	Market Value as of 10/31/17	Percent of Basket’s Net Assets
GS Unconstrained Bond Custom Basket Long 1
Procter & Gamble Co./The	8,154	$727,785	7.2%
Coca-Cola Co./The	13,793	642,340	6.3%
Wal-Mart Stores Inc.	6,315	627,894	6.2%
PepsiCo. Inc.	5,207	599,846	5.9%
McDonald’s Corp.	2,940	493,861	4.9%
Newmont Mining Corp.	11,276	406,387	4.0%
CVS Health Corp.	5,087	357,209	3.5%
Kroger Co./The	15,504	345,274	3.4%
AT&T Inc.	9,934	342,475	3.4%
Walgreens Boots Alliance Inc.	4,606	328,270	3.2%
CostCo. Wholesale Corp.	1,913	326,970	3.2%
Starbucks Corp.	5,251	300,567	3.0%
Verizon Communications Inc.	6,579	293,818	2.9%
Colgate-Palmolive Co.	2,842	206,443	2.0%
Constellation Brands Inc.	621	135,043	1.3%
NextEra Energy Inc.	834	131,063	1.3%
Kimberly-Clark Corp.	1,134	130,229	1.3%
Royal Gold Inc.	1,386	118,531	1.2%
Duke Energy Corp.	1,254	111,838	1.1%
Yum! Brands Inc.	1,241	97,431	1.0%
Dominion Energy Inc.	1,157	94,793	0.9%
Southern Co./The	1,813	94,113	0.9%
Monster Beverage Corp.	1,504	93,278	0.9%
American Tower Corp.	626	93,086	0.9%
Estee Lauder Cos Inc./The	709	89,086	0.9%
Casey’s General Stores Inc.	663	77,458	0.8%

abfunds.com	AB UNCONSTRAINED BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Market Value as of 10/31/17	Percent of Basket’s Net Assets
Simon Property Group Inc.	462	$73,929	0.7%
Exelon Corp.	1,729	71,364	0.7%
American Electric Power Co. Inc.	866	66,440	0.6%
Crown Castle International Corp.	588	65,415	0.6%
Dr Pepper Snapple Group Inc.	661	57,553	0.6%
Equinix Inc.	117	55,659	0.5%
Clorox Co./The	411	55,316	0.5%
Sempra Energy	453	54,306	0.5%
Molson Coors Brewing Co.	661	52,543	0.5%
Prologis Inc.	780	52,377	0.5%
PG&E Corp.	910	50,223	0.5%
Consolidated Edison Inc.	550	48,070	0.5%
Public Storage	224	47,884	0.5%
Edison International	578	47,211	0.5%
Public Service Enterprise Group Inc.	915	46,907	0.5%
Xcel Energy Inc.	900	46,053	0.4%
Sprouts Farmers Market Inc.	2,254	45,914	0.4%
PPL Corp.	1,221	44,249	0.4%
Brown-Forman Corp.	701	40,889	0.4%
Weyerhaeuser Co.	1,107	40,422	0.4%
WEC Energy Group Inc.	561	38,574	0.4%
Welltower Inc.	553	37,632	0.4%
Equity Residential	541	37,502	0.4%
Eversource Energy	575	37,315	0.4%
Other	41,270	1,681,466	16.6%

Total		$10,160,301	100.0%

The following table represents the 50 largest equity basket holdings underlying the total return swap with GS Unconstrained Bond Custom Basket Long 1 as of October 31, 2017.

Security Description	Shares	Market Value as of 10/31/17	Percent of Basket’s Net Assets
GS Unconstrained Bond Custom Basket Long 1
Caterpillar Inc.	3,970	$541,349	5.4%
Union Pacific Corp.	4,105	478,479	4.8%
Louisiana-Pacific Corp.	17,068	452,985	4.5%
Johnson Controls International plc	12,119	437,981	4.4%
General Motors Co	7,511	327,555	3.3%
Ford Motor Co	22,907	275,800	2.8%
CSX Corp.	4,720	236,614	2.4%
Intel Corp.	4,612	210,492	2.1%
Delta Air Lines Inc.	3,947	199,126	2.0%
Norfolk Southern Corp.	1,474	190,500	1.9%
Southwest Airlines Co	3,365	185,967	1.9%
Cummins Inc.	1,061	177,282	1.8%
Boise Cascade Co.	4,740	173,721	1.7%
MasCo. Corp.	4,240	166,038	1.7%
PACCAR Inc.	2,345	163,423	1.6%
Jacobs Engineering Group Inc.	2,702	157,878	1.6%
Delphi Automotive PLC	1,547	153,524	1.5%

66 | AB UNCONSTRAINED BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Market Value as of 10/31/17	Percent of Basket’s Net Assets
Mohawk Industries Inc.	565	$152,923	1.5%
DR Horton Inc.	3,092	146,932	1.5%
Fluor Corp.	3,150	146,223	1.5%
Fortune Brands Home & Security Inc.	2,070	133,432	1.3%
Newell Brands Inc.	4,494	126,641	1.3%
Deltic Timber Corp.	1,328	125,987	1.3%
NVIDIA Corp.	587	124,215	1.2%
American Airlines Group Inc.	2,588	123,396	1.2%
Quanta Services Inc.	3,427	123,269	1.2%
AECOM	3,568	123,167	1.2%
PNC Financial Services Group Inc./The	864	114,489	1.1%
AO Smith Corp.	1,894	111,803	1.1%
Whirlpool Corp.	668	108,824	1.1%
Broadcom Ltd	396	107,736	1.1%
EMCOR Group Inc.	1,331	103,978	1.0%
Allegion PLC	1,247	102,778	1.0%
Lennar Corp.	1,758	102,122	1.0%
NVR Inc.	30	98,146	1.0%
QUALCOMM Inc.	1,465	96,851	1.0%
Lennox International Inc.	491	95,750	1.0%
Texas Instruments Inc.	963	94,673	0.9%
United Continental Holdings Inc.	1,538	90,250	0.8%
Valmont Industries Inc.	508	82,677	0.8%
PulteGroup Inc.	2,539	80,994	0.8%
BB&T Corp.	1,469	68,705	0.7%
Toll Brothers Inc.	1,366	63,833	0.6%
Applied Materials Inc.	1,067	61,715	0.6%
Dycom Industries Inc.	702	61,706	0.6%
Garmin Ltd	1,006	61,094	0.6%
BorgWarner Inc.	1,165	60,615	0.6%
KBR Inc.	3,193	58,592	0.6%
Granite Construction Inc.	907	56,171	0.6%
Leggett & Platt Inc.	1,211	55,682	0.6%
Other	56,728	2,226,016	22.2%

Total		$10,020,099	100.0%

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 67

STATEMENT OF ASSETS & LIABILITIES

October 31, 2017

Assets
Investments in securities, at value
Unaffiliated issuers (cost $287,828,293)	$286,509,071
Affiliated issuers (cost $10,002,782)	10,002,782
Cash collateral due from broker	7,706,202
Foreign currencies, at value (cost $523,083)	518,490
Receivable for investment securities sold	15,641,758
Unrealized appreciation on credit default swaps	2,334,325
Unaffiliated interest receivable	1,718,655
Unrealized appreciation on forward currency exchange contracts	1,561,227
Upfront premiums paid on credit default swaps	1,474,081
Unrealized appreciation on total return swaps	1,546,814
Receivable for capital stock sold	336,102
Receivable for variation margin on futures	209,913
Receivable for variation margin on exchange-traded swaps	65,818
Affiliated dividends receivable	10,468

Total assets	329,635,706

Liabilities
Options written, at value (premiums received $1,861,571)	806,731
Swaptions written, at value (premiums received $133,775)	98,123
Payable for capital stock redeemed	7,369,115
Unrealized depreciation on credit default swaps	5,277,198
Upfront premiums received on credit default swaps	5,084,599
Payable for investment securities purchased and foreign currency transactions	1,019,872
Cash collateral received from broker	1,040,000
Unrealized depreciation on forward currency exchange contracts	1,021,927
Unrealized depreciation on total return swaps	585,573
Advisory fee payable	75,202
Unrealized depreciation on interest rate swaps	73,470
Dividends payable	70,694
Administrative fee payable	22,130
Distribution fee payable	20,605
Transfer Agent fee payable	11,122
Directors fee payable	2,434
Payable for variation margin on exchange-traded swaps	1,743
Accrued expenses and other liabilities	317,470

Total liabilities	22,898,008

Net Assets	$306,737,698

Composition of Net Assets
Capital stock, at par	$35,364
Additional paid-in capital	312,911,123
Undistributed net investment income	1,532,597
Accumulated net realized loss on investment and foreign currency transactions	(4,544,389)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(3,196,997)

$306,737,698

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$36,135,864	4,160,518	$8.69	*

B	$151,159	17,376	$8.70

C	$13,908,080	1,601,004	$8.69

Advisor	$195,763,606	22,568,165	$8.67

R	$1,377,664	158,178	$8.71

K	$247,546	28,375	$8.72

I	$47,915,374	5,532,603	$8.66

Z	$11,238,405	1,298,277	$8.66

*	The maximum offering price per share for Class A shares was $9.08, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 69

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income
Interest (net of foreign taxes withheld of $28,488)	$10,296,889
Dividends
Unaffiliated issuers	6,591
Affiliated issuers	183,954	$10,487,434

Expenses
Advisory fee (see Note B)	1,507,596
Distribution fee—Class A	102,874
Distribution fee—Class B	1,994
Distribution fee—Class C	178,317
Distribution fee—Class R	5,064
Distribution fee—Class K	596
Transfer agency—Class A	24,351
Transfer agency—Class B	182
Transfer agency—Class C	11,105
Transfer agency—Advisor Class	104,793
Transfer agency—Class R	2,474
Transfer agency—Class K	419
Transfer agency—Class I	9,426
Transfer agency—Class Z	1,982
Custodian	166,463
Audit and tax	139,741
Registration fees	137,468
Administrative	58,807
Printing	51,136
Legal	36,890
Directors’ fees	28,079
Miscellaneous	97,035

Total expenses before dividend and interest expense	2,666,792
Dividend and interest expense	115,548

Total expenses	2,782,340
Less: expenses waived and reimbursed by the Adviser (see Note B)	(480,057)

Net expenses		2,302,283

Net investment income		8,185,151

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(1,298,666)
Forward currency exchange contracts	(12,607,837)
Futures	4,542,375
Options written	1,354,731
Swaps	(525,890)
Swaptions written	948,327
Foreign currency transactions	(2,709,546)
Net change in unrealized appreciation/depreciation on:
Investments	782,193
Forward currency exchange contracts	13,988,749
Futures	208,226
Options written	1,027,712
Swaps	(1,810,100)
Swaptions written	62,116
Foreign currency denominated assets and liabilities	(3,721)

Net gain on investment and foreign currency transactions	3,958,669

Contributions from Affiliates (see Note B)	851

Net Increase in Net Assets from Operations	$12,144,671

See notes to financial statements.

abfunds.com	AB UNCONSTRAINED BOND FUND | 71

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2017	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,185,151	$9,389,308
Net realized gain (loss) on investment and foreign currency transactions	(10,296,506)	26,017,024
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	14,255,175	(24,740,796)
Contributions from Affiliates (see Note B)	851	263,677

Net increase in net assets from operations	12,144,671	10,929,213
Dividends to Shareholders from
Net investment income
Class A	(1,288,080)	(833,579)
Class B	(5,262)	(3,537)
Class C	(476,767)	(275,293)
Advisor Class	(5,847,603)	(4,380,674)
Class R	(26,864)	(14,229)
Class K	(7,125)	(3,680)
Class I	(1,620,260)	(985,783)
Class Z	(336,792)	(111,885)
Tax return of capital
Class A	(53,442)	– 0	–
Class B	(218)	– 0	–
Class C	(19,781)	– 0	–
Advisor Class	(242,616)	– 0	–
Class R	(1,115)	– 0	–
Class K	(296)	– 0	–
Class I	(67,224)	– 0	–
Class Z	(13,973)	– 0	–
Capital Stock Transactions
Net increase (decrease)	23,456,796	(67,542,791)

Total increase (decrease)	25,594,049	(63,222,238)
Net Assets
Beginning of period	281,143,649	344,365,887

End of period (including undistributed net investment income of $1,532,597 and $19,776,148, respectively)	$306,737,698	$281,143,649

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

October 31, 2017

NOTE A

Significant Accounting Policies

AB Unconstrained Bond Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

abfunds.com	AB UNCONSTRAINED BOND FUND | 73

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and asked prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short-term securities that have an original maturity of 60 days or less, as well as short-term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other

abfunds.com	AB UNCONSTRAINED BOND FUND | 75

NOTES TO FINANCIAL STATEMENTS (continued)

unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2017:

Investments in Securities	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$56,954,660		$916,724	#	$57,871,384
Collateralized Mortgage Obligations		– 0	–	38,588,586		– 0	–	38,588,586
Governments – Treasuries		– 0	–	22,889,593		– 0	–	22,889,593
Inflation-Linked Securities		– 0	–	18,923,631		– 0	–	18,923,631
Corporates – Investment Grade		– 0	–	14,164,661		– 0	–	14,164,661
Agencies		– 0	–	7,202,513		– 0	–	7,202,513
Emerging Markets – Treasuries		– 0	–	4,284,468		– 0	–	4,284,468
Emerging Markets – Corporate Bonds		– 0	–	3,022,665		– 0	–	3,022,665
Quasi-Sovereigns		– 0	–	2,795,244		– 0	–	2,795,244
Governments – Sovereign Bonds		– 0	–	1,960,461		– 0	–	1,960,461
Emerging Markets – Sovereigns		– 0	–	1,863,559		– 0	–	1,863,559
Bank Loans		– 0	–	1,339,052		– 0	–	1,339,052
Whole Loan Trusts		– 0	–	– 0	–	1,038,518		1,038,518
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	1,007,164		1,007,164
Common Stocks		700,550		– 0	–	163,347		863,897
Asset-Backed Securities		– 0	–	380,195		443,168		823,363
Local Governments – Regional Bonds		– 0	–	452,020		– 0	–	452,020
Options Purchased – Puts		– 0	–	177,542		– 0	–	177,542
Local Governments – US Municipal Bonds		– 0	–	123,413		– 0	–	123,413
Preferred Stocks		114,800		– 0	–	– 0	–	114,800

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Investments in Securities	Level 1		Level 2			Level 3			Total
Warrants	$1,598		$	– 0	–	$	– 0	–	$1,598
Short-Term Investments:
U.S. Treasury Bills	– 0	–		80,376,597			– 0	–	80,376,597
Governments – Treasuries	– 0	–		18,121,496			– 0	–	18,121,496
Investment Companies	10,002,782			– 0	–		– 0	–	10,002,782
Time Deposits	– 0	–		7,232,135			– 0	–	7,232,135
Emerging Markets – Sovereigns	– 0	–		831,902			438,809		1,270,711

Total Investments in Securities	10,819,730			281,684,393			4,007,730		296,511,853
Other Financial Instruments*:
Assets
Futures	464,494			2,114,357			– 0	–	2,578,851 †
Forward Currency Exchange Contracts	– 0	–		1,561,227			– 0	–	1,561,227
Centrally Cleared Credit Default Swaps	– 0	–		4,978,094			– 0	–	4,978,094 †
Centrally Cleared Interest Rate Swaps	– 0	–		6,603,798			– 0	–	6,603,798 †
Credit Default Swaps	– 0	–		2,621,467			– 0	–	2,621,467
Total Return Swaps	– 0	–		1,546,814			– 0	–	1,546,814
Liabilities
Futures	(1,395,199)			– 0	–		– 0	–	(1,395,199)†
Forward Currency Exchange Contracts	– 0	–		(1,021,927)			– 0	–	(1,021,927)
Call Options Written	– 0	–		(57,000)			– 0	–	(57,000)
Put Options Written	– 0	–		(124,472)			– 0	–	(124,472)
Credit Default Swaptions Written	– 0	–		(1,119)			– 0	–	(1,119)
Interest Rate Swaptions Written	– 0	–		(97,004)			– 0	–	(97,004)
Currency Options Written	– 0	–		(625,259)			– 0	–	(625,259)
Centrally Cleared Credit Default Swaps	– 0	–		(8,294,939)			– 0	–	(8,294,939)†
Centrally Cleared Interest Rate Swaps	– 0	–		(7,769,503)			– 0	–	(7,769,503)†
Credit Default Swaps	– 0	–		(9,174,858)			– 0	–	(9,174,858)
Interest Rate Swaps	– 0	–		(73,470)			– 0	–	(73,470)
Total Return Swaps	– 0	–		(585,573)			– 0	–	(585,573)

Total^	$9,889,025			$273,285,026			$4,007,730		$287,181,781

#	The Fund held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

^	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade#		Collateralized Mortgage Obligations			Whole Loan Trusts		Commercial Mortgage- Backed Securities
Balance as of 10/31/16	$341,866			$4,308,018		$1,327,991		$3,443,874
Accrued discounts/ (premiums)	5,992			– 0	–	4,602		509
Realized gain (loss)	– 0	–		– 0	–	(82,023)		(41,566)
Change in unrealized appreciation/ depreciation	(117,531)			(14,663)		(126,597)		8,242
Purchases	371,986			– 0	–	– 0	–	203,000
Sales/Paydowns	(62,149)			(1,564,071)		(85,455)		(2,606,895)
Transfers into Level 3	376,560			– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(2,729,284)		– 0	–	– 0	–

Balance as of 10/31/17	$916,724		$	– 0	–	$1,038,518		$1,007,164

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17**	$(111,748)		$	– 0	–	$(126,597)		$(9,128)

	Common Stocks			Asset-Backed Securities			Short Term Investments: Emerging Markets - Sovereigns			Total
Balance as of 10/31/16	$	– 0	–	$	– 0	–	$	– 0	–	$9,421,749
Accrued discounts/ (premiums)		– 0	–		119			37,031		48,253
Realized gain (loss)		– 0	–		1,154			– 0	–	(122,435)
Change in unrealized appreciation/ depreciation		29,875			6,488			6,705		(207,481)
Purchases		133,472			874,726			395,073		1,978,257
Sales/Paydowns		– 0	–		(439,319)			– 0	–	(4,757,889)
Transfers into Level 3		– 0	–		– 0	–		– 0	–	376,560
Transfers out of Level 3		– 0	–		– 0	–		– 0	–	(2,729,284)

Balance as of 10/31/17		$163,347			$443,168			$438,809		$4,007,730 +

Net change in unrealized appreciation/depreciation from investments held as of 10/31/17**		$29,875			$3,187			$6,705		$(207,706)

#	The Fund held securities with zero market value at period end.

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers between Level 2 and Level 3 during the reporting period.

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The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at October 31, 2017. Securities priced by third party vendors and by brokers are excluded from the following table:

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 10/31/17	Valuation Technique	Unobservable Input	Range/ Weighted Average
Whole Loan Trusts	$446,822	Market Approach	Underlying NAV of the Collateral	$84.32/ N/A

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Underlying NAV of the Collateral would be expected to result in a significantly higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited. As of October 31, 2017, the Fund did not hold repurchase agreements.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.65%, 1.65%, .65%, 1.15%, .90%, .65% and .65% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R,

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Class K, Class I and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement extends through January 31, 2018 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2017, such reimbursements/waivers amounted to $418,033. Effective January 29, 2016, the Expense Caps were increased from 1.60% to 1.65%, 1.60% to 1.65%, ..60% to .65%, 1.10% to 1.15%, .85% to .90%, .60% to .65% and .60% to .65% of the daily average net assets for Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively.

For the years ended October 31, 2017 and October 31, 2016 the Adviser reimbursed the Fund $851 and $263,677, respectively, for trading losses incurred due to trade entry errors and overdraft reimbursement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2017, the reimbursement for such services amounted to $58,807.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $56,900 for the year ended October 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $658 from the sale of Class A shares and received $366, $38 and $319 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2017, such waiver amounted to $62,024.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in shares of the AB mutual funds for the year ended October 31, 2017 is as follows:

Fund	Market Value October 31, 2016 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2017 (000)	Dividend Income (000)
Government Money Market Portfolio	$40,316	$329,955	$360,268	$10,003	$184

Brokerage commissions paid on investment transactions for the year ended October 31, 2017 amounted to $147,246, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,332,798, $2,166,445, $43,730 and $13,172 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$113,831,116	$160,113,010
U.S. government securities	17,610,679	2,801,863

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$297,983,246

Gross unrealized appreciation	$26,381,606
Gross unrealized depreciation	(28,251,103)

Net unrealized depreciation	$(1,869,497)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

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During the year ended October 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities,

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including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. At October 31, 2017, the maximum payment for written put options amounted to $17,322,286. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

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The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2017, the Fund held purchased options for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Fund held written options for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Fund held purchased swaptions for hedging and non-hedging purposes.

During the year ended October 31, 2017, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

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In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of October 31, 2017, the Fund had Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts which may partially offset the Maximum Payout Amount in the amount of $113,453,400.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the year ended October 31, 2017, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of

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NOTES TO FINANCIAL STATEMENTS (continued)

the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended October 31, 2017, the Fund held total return swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the year ended October 31, 2017, the Fund held variance swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty table below.

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During the year ended October 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on total return swaps	$242,956		Unrealized depreciation on interest rate swaps	$73,470

Interest rate contracts	Receivable/Payable for variation margin on futures	464,494	*	Receivable/Payable for variation margin on futures	903,721	*

Interest rate contracts	Receivable/Payable for variation margin on exchange-traded swaps	5,489,169	*	Receivable/Payable for variation margin on exchange-traded swaps	7,427,228	*

Interest rate contracts				Swaptions written, at value	97,004

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	1,561,227		Unrealized depreciation on forward currency exchange contracts	1,021,927

Foreign exchange contracts	Investments in securities, at value	53,127

Foreign exchange contracts				Options written, at value	625,259

Credit contracts	Unrealized appreciation on credit default swaps	2,334,325		Unrealized depreciation on credit default swaps	5,277,198

Credit contracts	Receivable/Payable for variation margin on exchange-traded swaps	2,871,587	*	Receivable/Payable for variation margin on exchange-traded swaps	3,568,505	*

Credit contracts				Swaptions written, at value	1,119

Equity contracts	Unrealized appreciation on total return swaps	1,303,858		Unrealized depreciation on total rate swaps	585,573

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NOTES TO FINANCIAL STATEMENTS (continued)

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Receivable/Payable for variation margin on futures	$2,114,357	*	Receivable/Payable for variation margin on futures	$491,478	*

Equity contracts	Investment in securities, at value	124,415		Options written, at value	181,472

Total		$16,559,515			$20,253,954

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on exchange-traded futures and swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$(521,790)	$(1,887,897)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	2,490,177	(1,115,471)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	1,577,323	(592,247)

Interest rate contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	(129,881)	8,527

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	1,340,405	59,825

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	$(12,607,837)	$13,988,749

Foreign exchange contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(161,836)	(96,370)

Foreign exchange contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	692,816	(156,498)

Credit contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(591,066)	(13,737)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(3,392,160)	(1,176,244)

Credit Contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	(392,078)	2,291

Equity contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/depreciation on swaps	3,388,060	1,254,041

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/depreciation on futures	$2,052,198	$1,323,697

Equity contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investment transactions	(652,097)	(1,567,444)

Equity contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	791,796	1,175,683

Total		$(6,115,970)	$11,206,905

The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended October 31, 2017:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts.	$266,132,558
Average notional amount of sale contracts	$240,959,850
Centrally Cleared Interest Rate Swaps:
Average notional amount.	$730,116,974
Credit Default Swaps:
Average notional amount of buy contracts.	$384,980,316
Average notional amount of sale contracts	$151,877,244
Forward Currency Exchange Contracts:
Average principal amount of buy contracts.	$63,178,876
Average principal amount of sale contracts	$139,012,814
Futures:
Average original value of buy contracts.	$264,059,165
Average original value of sale contracts	$181,156,576
Interest Rate Swaps:
Average notional amount	$1,600,000
Total Return Swaps:
Average notional amount	$34,068,283
Variance Swaps:
Average notional amount	$1,135,409	(a)
Options Written:
Average notional amount	$20,291,558

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Purchased Options:
Average cost.	$1,353,964
Purchased Swaptions:
Average cost.	$633,693	(b)
Swaptions Written:
Average notional amount	$110,636,116

(a)	Positions were open three months during the reporting period.

(b)	Positions were open eleven months during the reporting period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at year end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of October 31, 2017. Exchange-traded derivatives are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivatives Assets
OTC Derivatives:
Australia & New Zealand Bank Group Ltd.	$83,042	$	– 0	–	$	– 0	–	$	– 0	–	$83,042
Bank of America, NA.	714,610	(331,051)	(250,000)	– 0	–	133,559
Barclays Bank PLC	1,288,327	(469,230)	(790,000)	– 0	–	29,097
Brown Brothers Harriman & Co.	306,249	(34,349)	– 0	–	– 0	–	271,900
Citibank, NA.	1,537,633	(1,537,633)	– 0	–	– 0	–	– 0	–
Credit Suisse International.	193,549	(193,549)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	55,934	(55,934)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	285,942	(285,942)	– 0	–	– 0	–	– 0	–
HSBC Bank USA.	327,844	(231,649)	– 0	–	– 0	–	96,195
JPMorgan Chase Bank, NA.	718,698	(718,698)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC.	67,665	(67,665)	– 0	–	– 0	–	– 0	–
Royal Bank of Scotland PLC	22,508	(22,508)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank.	248,299	(16,330)	– 0	–	– 0	–	231,969

Total	$5,850,300	$(3,964,538)	$(1,040,000)	$	– 0	–	$845,762	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA.	$331,051	$(331,051)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	469,230	(469,230)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	1,076,305	– 0	–	– 0	–	(1,076,305)	– 0	–
Brown Brothers Harriman & Co.	34,349	(34,349)	– 0	–	– 0	–	– 0	–
Citibank, NA.	1,904,021	(1,537,633)	– 0	–	(210,899)	155,489
Credit Suisse International.	1,969,804	(193,549)	– 0	–	(1,514,600)	261,655
Deutsche Bank AG	2,290,040	(55,934)	– 0	–	(2,234,106)	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	1,205,566	(285,942)	– 0	–	(638,064)	281,560
HSBC Bank USA.	231,649	(231,649)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA.	839,511	(718,698)	– 0	–	(120,813)	– 0	–
Morgan Stanley Capital Services LLC	1,278,256	(67,665)	– 0	–	(1,176,046)	34,545
Royal Bank of Scotland PLC.	57,570	(22,508)	– 0	–	– 0	–	35,062
Standard Chartered Bank	16,330	(16,330)	– 0	–	– 0	–	– 0	–

Total	$11,703,682	$(3,964,538)	$	– 0	–	$(6,970,833)	$768,311	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At

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NOTES TO FINANCIAL STATEMENTS (continued)

the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the year ended October 31, 2017, the Fund had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of October 31, 2017, the Fund had no unfunded loan commitments outstanding or bridge loan commitments outstanding.

During the year ended October 31, 2017, the Fund received no commitment fees or additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016		Year Ended October 31, 2017	Year Ended October 31, 2016

Class A
Shares sold	1,220,423	713,605		$10,594,167	$5,994,844

Shares issued in reinvestment of dividends	101,813	65,862		869,293	555,658

Shares converted from Class B	6,619	17,148		57,585	143,731

Shares converted from Class C	193,998	– 0	–	1,693,663	– 0	–

Shares redeemed	(2,128,262)	(1,936,836)		(18,468,316)	(16,296,831)

Net decrease	(605,409)	(1,140,221)		$(5,253,608)	$(9,602,598)

Class B
Shares sold	1,685	1,089		$14,571	$9,131

Shares issued in reinvestment of dividends	580	381		4,933	3,214

Shares converted to Class A	(6,609)	(17,128)		(57,585)	(143,731)

Shares redeemed	(5,209)	(9,494)		(45,154)	(78,726)

Net decrease	(9,553)	(25,152)		$(83,235)	$(210,112)

Class C
Shares sold	207,622	278,562		$1,781,562	$2,330,559

Shares issued in reinvestment of dividends	45,573	25,515		386,845	215,331

Shares converted to Class A	(193,998)	– 0	–	(1,693,663)	– 0	–

Shares redeemed	(924,467)	(921,321)		(7,995,906)	(7,760,594)

Net decrease	(865,270)	(617,244)		$(7,521,162)	$(5,214,704)

Advisor Class
Shares sold	12,428,633	7,453,627		$107,644,192	$62,641,185

Shares issued in reinvestment of dividends	545,245	357,345		4,662,441	3,009,574

Shares redeemed	(9,259,079)	(14,979,238)		(79,966,458)	(126,107,577)

Net increase (decrease)	3,714,799	(7,168,266)		$32,340,175	$(60,456,818)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016

Class R
Shares sold	93,737	21,604	$818,994	$182,043

Shares issued in reinvestment of dividends	3,277	1,687	27,979	14,229

Shares redeemed	(44,485)	(50,693)	(388,175)	(425,697)

Net increase (decrease)	52,529	(27,402)	$458,798	$(229,425)

Class K
Shares sold	2,846	3,861	$24,712	$32,720

Shares issued in reinvestment of dividends	866	435	7,420	3,679

Shares redeemed	(917)	(1)	(8,055)	(8)

Net increase	2,795	4,295	$24,077	$36,391

Class I
Shares sold	44,474	2,544	$381,770	$21,384

Shares issued in reinvestment of dividends	197,941	117,082	1,687,484	985,717

Shares redeemed	(18,197)	(43,942)	(156,984)	(365,637)

Net increase	224,218	75,684	$1,912,270	$641,464

Class Z
Shares sold	326,742	1,281,581	$2,828,259	$10,892,012

Shares issued in reinvestment of dividends	41,135	13,235	350,763	111,744

Shares redeemed	(185,498)	(419,268)	(1,599,541)	(3,510,745)

Net increase	182,379	875,548	$1,579,481	$7,493,011

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options

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NOTES TO FINANCIAL STATEMENTS (continued)

and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification

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NOTES TO FINANCIAL STATEMENTS (continued)

provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 were as follows:

	2017	2016
Distributions paid from:
Ordinary income	$9,608,752	$6,608,660

Distributions paid	9,608,752	6,608,660
Tax return of capital	398,666	– 0	–
Total distributions paid	$10,007,418	$6,608,660

As of October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(3,829,042	)(a)
Unrealized appreciation/(depreciation)	(1,870,637	)(b)

Total accumulated earnings/(deficit)	$(5,699,679	)(c)

(a)	As of October 31, 2017, the Fund had a net capital loss carryforward of $3,548,673. The Fund also had $1,177,357 of capital loss carryforwards expire during the fiscal year. As of October 31, 2017, the cumulative deferred loss on straddles was $280,369.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the difference between book and tax amortization methods for premium, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable, and the tax treatment of defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior

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NOTES TO FINANCIAL STATEMENTS (continued)

to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2017 the Fund had a net capital loss carryforward of $3,548,673, which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$ 1,053,051	N/A	2018
1,313,588	N/A	2019
– 0 –	1,182,034	No Expiration

During the current fiscal year, permanent differences primarily due to the tax treatment of swaps, options, and futures, foreign currency reclassifications, paydown gain/loss reclassifications, the expiration of capital loss carryforwards, and contributions from affiliates, resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.62	$ 8.47	$ 8.67	$ 8.68	$ 9.09

Income From Investment Operations
Net investment income(a)(b)	.22	.24	.22	.16	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	.06	(.19)	(.06)	(.02)
Contributions from Affiliates	.00	(c)	.01	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.36	.31	.04	.10	.04

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.16)	(.24)	(.11)	(.34)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	(.11)

Total dividends and distributions	(.29)	(.16)	(.24)	(.11)	(.45)

Net asset value, end of period	$ 8.69	$ 8.62	$ 8.47	$ 8.67	$ 8.68

Total Return
Total investment return based on net asset value(d)	4.24	%^	3.74	%^*†	0.49	%†	1.11%	0.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$36,136	$41,061	$50,031	$62,396	$73,922
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.92%	.91%	.90%	.90%	.90%
Expenses, before waivers/reimbursements(e)(f)	1.08%	1.07%	1.06%	1.06%	1.19%
Net investment income(b)	2.57%	2.80%	2.51%	1.81%	.68%
Portfolio turnover rate	66%	137%	149%	161%	301%

See footnote summary on pages 113-114.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.62	$ 8.48	$ 8.68	$ 8.68	$ 9.10

Income From Investment Operations
Net investment income(a)(b)	.16	.15	.15	.10	.00	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	.08	(.18)	(.05)	(.03)
Contributions from Affiliates	.00	(c)	.01	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.30	.24	(.02)	.05	(.03)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.10)	(.18)	(.05)	(.26)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	(.13)

Total dividends and distributions	(.22)	(.10)	(.18)	(.05)	(.39)

Net asset value, end of period	$ 8.70	$ 8.62	$ 8.48	$ 8.68	$ 8.68

Total Return
Total investment return based on net asset value(d)	3.52%	2.85	%*†	(0.23	)%†	0.52%	(0.30)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$151	$232	$442	$828	$1,406
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.66%	1.65%	1.60%	1.60%	1.60%
Expenses, before waivers/reimbursements(e)(f)	1.86%	1.81%	1.76%	1.77%	1.93%
Net investment income(b)	1.82%	1.82%	1.71%	1.11%	.05%
Portfolio turnover rate	66%	137%	149%	161%	301%

See footnote summary on pages 113-114.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.62	$ 8.47	$ 8.67	$ 8.68	$ 9.10

Income From Investment Operations
Net investment income(a)(b)	.16	.18	.17	.10	.00	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	.06	(.19)	(.06)	(.03)
Contributions from Affiliates	.00	(c)	.01	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.29	.25	(.01)	.04	(.03)

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.10)	(.19)	(.05)	(.29)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	(.10)

Total dividends and distributions	(.22)	(.10)	(.19)	(.05)	(.39)

Net asset value, end of period	$ 8.69	$ 8.62	$ 8.47	$ 8.67	$ 8.68

Total Return
Total investment return based on net asset value(d)	3.43	%^	2.98	%^*†	(0.19	)%†	0.42%	(0.31)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,908	$21,247	$26,119	$20,681	$18,707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.66%	1.65%	1.60%	1.60%	1.60%
Expenses, before waivers/reimbursements(e)(f)	1.83%	1.81%	1.77%	1.77%	1.89%
Net investment income(b)	1.85%	2.08%	1.95%	1.14%	.04%
Portfolio turnover rate	66%	137%	149%	161%	301%

See footnote summary on pages 113-114.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.61	$ 8.46	$ 8.66	$ 8.67	$ 9.09

Income From Investment Operations
Net investment income(a)(b)	.24	.25	.25	.19	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	.07	(.19)	(.07)	(.02)
Contributions from Affiliates	.00	(c)	.01	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.37	.33	.07	.12	.06

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.18)	(.27)	(.13)	(.40)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	(.08)

Total dividends and distributions	(.31)	(.18)	(.27)	(.13)	(.48)

Net asset value, end of period	$ 8.67	$ 8.61	$ 8.46	$ 8.66	$ 8.67

Total Return
Total investment return based on net asset value(d)	4.39	%^	4.02	%^*†	0.80	%†	1.42%	0.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$195,764	$162,255	$220,195	$248,510	$143,980
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.67%	.65%	.60%	.60%	.60%
Expenses, before waivers/reimbursements(e)(f)	.83%	.81%	.76%	.77%	.87%
Net investment income(b)	2.79%	3.02%	2.89%	2.14%	.96%
Portfolio turnover rate	66%	137%	149%	161%	301%

See footnote summary on pages 113-114.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.62	$ 8.46	$ 8.65	$ 8.65	$ 9.07

Income From Investment Operations
Net investment income(a)(b)	.20	.21	.21	.14	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	.07	(.20)	(.06)	(.04)
Contributions from Affiliates	.00	(c)	.01	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.34	.29	.02	.08	.01

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.13)	(.21)	(.08)	(.28)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	(.15)

Total dividends and distributions	(.25)	(.13)	(.21)	(.08)	(.43)

Net asset value, end of period	$ 8.71	$ 8.62	$ 8.46	$ 8.65	$ 8.65

Total Return
Total investment return based on net asset value(d)	4.02%	3.43	%^*†	0.35	%†	0.98%	0.14%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,378	$911	$1,126	$801	$911
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	1.16%	1.15%	1.10%	1.10%	1.10%
Expenses, before waivers/reimbursements(e)(f)	1.52%	1.48%	1.46%	1.46%	1.59%
Net investment income(b)	2.33%	2.53%	2.48%	1.66%	.52%
Portfolio turnover rate	66%	137%	149%	161%	301%

See footnote summary on pages 113-114.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.64	$ 8.49	$ 8.68	$ 8.68	$ 9.10

Income From Investment Operations
Net investment income(a)(b)	.22	.25	.22	.16	.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.14	.04	(.18)	(.05)	(.03)
Contributions from Affiliates	.00	(c)	.01	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.36	.30	.05	.11	.04

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.15)	(.24)	(.11)	(.32)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	(.14)

Total dividends and distributions	(.28)	(.15)	(.24)	(.11)	(.46)

Net asset value, end of period	$ 8.72	$ 8.64	$ 8.49	$ 8.68	$ 8.68

Total Return
Total investment return based on net asset value(d)	4.23%	3.63	%*†	0.55	%†	1.24%	0.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$248	$221	$181	$245	$48
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.92%	.90%	.85%	.85%	.85%
Expenses, before waivers/reimbursements(e)(f)	1.20%	1.17%	1.12%	1.14%	1.24%
Net investment income(b)	2.54%	2.94%	2.55%	1.87%	.75%
Portfolio turnover rate	66%	137%	149%	161%	301%

See footnote summary on pages 113-114.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Year Ended October 31,
2017	2016	2015	2014	2013

Net asset value, beginning of period	$ 8.60	$ 8.45	$ 8.65	$ 8.66	$ 9.08

Income From Investment Operations
Net investment income(a)(b)	.25	.27	.25	.18	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.12	.06	(.19)	(.06)	(.02)
Contributions from Affiliates	.00	(c)	.01	.01	– 0	–	– 0	–

Net increase in net asset value from operations	.37	.34	.07	.12	.06

Less: Dividends and Distributions
Dividends from net investment income	(.30)	(.19)	(.27)	(.13)	(.45)
Tax return of capital	(.01)	– 0	–	– 0	–	– 0	–	(.03)

Total dividends and distributions	(.31)	(.19)	(.27)	(.13)	(.48)

Net asset value, end of period	$ 8.66	$ 8.60	$ 8.45	$ 8.65	$ 8.66

Total Return
Total investment return based on net asset value(d)	4.44	%^	4.07	%^*†	0.78	%†	1.42%	0.67%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,915	$45,629	$44,242	$39,782	$8,036
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.67%	.65%	.60%	.60%	.60%
Expenses, before waivers/reimbursements(e)(f)	.80%	.77%	.78%	.74%	.80%
Net investment income(b)	2.84%	3.17%	2.93%	2.10%	.92%
Portfolio turnover rate	66%	137%	149%	161%	301%

See footnote summary on pages 113-114.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	November 4, 2014(g) to October 31, 2015
2017	2016

Net asset value, beginning of period	$ 8.59	$ 8.45	$ 8.65

Income From Investment Operations
Net investment income(a)(b)	.25	.28	.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.13	.04	(.25)
Contributions from Affiliates	.00	(c)	.01	.01

Net increase in net asset value from operations	.38	.33	.07

Less: Dividends
Dividends from net investment income	(.30)	(.19)	(.27)
Tax return of capital	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.19)	(.27)

Net asset value, end of period	$ 8.66	$ 8.59	$ 8.45

Total Return
Total investment return based on net asset value(d)	4.57%	3.94	%*†	0.85	%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,238	$9,587	$2,031
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)(f)	.67%	.65%	.60	%(h)
Expenses, before waivers/reimbursements(e)(f)	.80%	.78%	.80	%(h)
Net investment income(b)	2.86%	3.31%	3.68	%(h)
Portfolio turnover rate	66%	137%	149%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended October 31, 2017 and October 31, 2016, such waiver amounted to 0.02% and 0.01%, respectively.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(f)	The expense ratios presented below exclude non-operating expense:

	Year Ended October 31,
	2017	2016	2015	2014	2013

Class A
Net of waivers/reimbursements	.88%	.89%	.90%	.90%	.90%
Before waivers/reimbursements	1.04%	1.05%	1.06%	1.06%	1.19%
Class B
Net of waivers/reimbursements	1.63%	1.63%	1.60%	1.60%	1.60%
Before waivers/reimbursements	1.83%	1.78%	1.76%	1.77%	1.93%
Class C
Net of waivers/reimbursements	1.63%	1.63%	1.60%	1.60%	1.60%
Before waivers/reimbursements	1.80%	1.79%	1.77%	1.77%	1.89%
Advisor Class
Net of waivers/reimbursements	.63%	.63%	.60%	.60%	.60%
Before waivers/reimbursements	.79%	.78%	.76%	.77%	.87%
Class R
Net of waivers/reimbursements	1.13%	1.13%	1.10%	1.10%	1.10%
Before waivers/reimbursements	1.49%	1.46%	1.46%	1.46%	1.59%
Class K
Net of waivers/reimbursements	.88%	.88%	.85%	.85%	.85%
Before waivers/reimbursements	1.16%	1.15%	1.12%	1.14%	1.24%
Class I
Net of waivers/reimbursements	.63%	.63%	.60%	.60%	.60%
Before waivers/reimbursements	.76%	.75%	.78%	.74%	.80%

	Year Ended October 31,		November 4, 2014(g) to October 31, 2015

	2017	2016

Class Z
Net of waivers/reimbursements	.63%	.63%	.60	%(h)
Before waivers/reimbursements	.76%	.76%	.80	%(h)

(g)	Commencement of distribution.

(h)	Annualized.

^	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class for the year ended October 31, 2017 by 0.05%.

†	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the years ended October 31, 2016 and October 31, 2015 by 0.08% and 0.08%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Unconstrained Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Unconstrained Bond Fund, Inc. (the “Fund”), as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Unconstrained Bond Fund, Inc. at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2017

abfunds.com	AB UNCONSTRAINED BOND FUND | 115

2017 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended October 31, 2017. For individual shareholders, the Fund designates 0.08% of dividends paid as qualified dividend income. For corporate shareholders, 0.08% of dividends paid qualify for the dividends received deduction. For foreign shareholders, 25.09% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2018.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1)(2) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)(2)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein(3),

Senior Vice President and Independent Compliance Officer

Scott DiMaggio(4), Vice President

Gershon Distenfeld(4), Vice President

Douglas J. Peebles(4), Vice President

Dimitri Silva(4), Vice President

John Taylor(4), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

3	Mr. Kirstein is expect to retire on or about December 31, 2017.

4	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DiMaggio, Distenfeld, Peebles, Silva and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,† 1345 Avenue of the Americas New York, NY 10105 57 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.# Chairman of the Board 76 (2014)	Private Investor since prior to 2012. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi- conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non- profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	96	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin,#,## 75 (1995)	Independent Consultant since prior to 2012. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	95	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey,# 73 (2005)	Private Investor since prior to 2012. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	96	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2012

William H. Foulk, Jr.,# 85 (1995)	Investment Adviser and an Independent Consultant since prior to 2012. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy,#,## 81 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2012. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2012 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	93	None

Nancy P. Jacklin,# 69 (2006)	Private Investor since prior to 2012. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 62 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; and Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016, and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	96	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 65 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	96	None

Earl D. Weiner,# 78 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	96	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Office of the Senior Officer, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Messrs. Dobkin and Guzy are expected to retire on or about December 31, 2017.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 57	President and Chief Executive Officer	See biography above.

Philip L. Kirstein# 72	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Scott A. DiMaggio 46	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Gershon M. Distenfeld 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Douglas J. Peebles 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2012.

Dimitri Silva 35	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2012.

John Taylor 40	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2012.

Emilie D. Wrapp 62	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2012.

Joseph J. Mantineo 58	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2012.

Stephen M. Woetzel 46	Controller	Vice President of ABIS**, with which he has been associated since prior to 2012.

Vincent S. Noto 53	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

#	Mr. Kirstein is expected to retire on or about December 31, 2017.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Unconstrained Bond Fund, Inc. (formerly named AllianceBernstein Diversified Yield Fund, Inc.) (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

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material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

abfunds.com	AB UNCONSTRAINED BOND FUND | 127

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser

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may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL EQUITY (continued)

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy; prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves.

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NOTES

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NOTES

132 | AB UNCONSTRAINED BOND FUND	abfunds.com

AB UNCONSTRAINED BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

UB-0151-1017

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB Unconstrained Bond Fund	2016	$107,809	$16	$27,772
	2017	$107,809	$41	$29,902

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Unconstrained Bond Fund	2016	$463,608	$27,788
			$(16)
			$(27,772)

	2017	$753,058	$29,943
			$(41)
			$(29,902)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Unconstrained Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: December 29, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 29, 2017